UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5823

DOMINI SOCIAL INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

536 Broadway, 7th Floor, New York, New York 10012

(Address of Principal Executive Offices)

Amy L. Domini

Domini Social Investments LLC

536 Broadway, 7th Floor

New York, New York 10012

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: January 31, 2007

Item 1.

Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

SEMI-ANNUAL REPORT 2007	JANUARY 31, 2007
(UNAUDITED)

DOMINI SOCIAL EQUITY FUND®

INVESTOR SHARES & CLASS R SHARES

DOMINI EUROPEAN SOCIAL EQUITY FUNDSM

INVESTOR SHARES

DOMINI PACASIA SOCIAL EQUITY FUNDSM

INVESTOR SHARES

DOMINI EUROPACIFIC SOCIAL EQUITY FUNDSM

INVESTOR SHARES

DOMINI SOCIAL BOND FUND®

INVESTOR SHARES

TABLE OF CONTENTS

2	Letter from the President
4	Domini News
5	The Way You Invest Matters: Poverty
10	The Way You Invest Matters: Activism
Fund Performance and Holdings
12	Economic and Market Background
14	Domini Social Equity Fund
20	Domini European Social Equity Fund
26	Domini PacAsia Social Equity Fund
33	Domini EuroPacific Social Equity Fund
41	Domini Social Bond Fund
48	Expense Example
52	Financial Statements
Domini Social Equity Trust
Domini European Social Equity Trust
Domini PacAsia Social Equity Trust
Domini EuroPacific Social Equity Trust
64	Financial Statements
Domini Social Equity Fund
Domini European Social Equity Fund
Domini PacAsia Social Equity Fund
Domini EuroPacific Social Equity Fund
81	Financial Statements
Domini Social Bond Fund
88	Board of Trustees’ Consideration of Management and
Submanagement Agreements
95	Proxy Voting Information
95	Quarterly Portfolio Schedule Information

T HE WAY YOU INVEST MATTERS

LETTER FROM THE PRESIDENT

Dear Fellow Shareholders:

With the launch of two more international funds in 2006, Domini Social Investments moved decisively into assessing corporate social responsibility at a global level. Our European and PacAsia funds are the only socially responsible regional funds offered by a U.S. investment advisor. Designing them has enabled us to address war, poverty, and environmental degradation — themes that are integrated throughout our Global Investment Standards — on a scale we have never before faced.

Social investing has always had an international dimension. In the 1980s, during the anti-apartheid movement, concerned investors pressed U.S. companies to report on their activities in South Africa. By applying clear behavior standards to the companies in their portfolios, investors played a key role in bringing about freedom for the South African majority. But the issues facing us now are myriad and complex.

Today we are called to action by the horrors of the ongoing genocide in Sudan. In a recent column, Nicholas Kristof of the New York Times encouraged readers to ask whether their investments are “helping finance the janjaweed militias that throw babies into bonfires in Darfur and Chad.” Though not usually a supporter of economic sanctions, Kristof argued that Sudan is “a rare instance where narrowly focused divestment makes practical as well as moral sense.”

We at Domini first spoke out on the Darfur genocide in early 2005. We sent out an Action Alert asking shareholders to join us in supporting economic sanctions and diplomatic initiatives to put pressure on the Sudanese government.* Like you, we do not wish to own companies that support or profit from unspeakable abuses of human dignity.

But social investing is not just about standing up against abuses. It is also about helping to create opportunities. By encouraging companies to offer fair wages, pay their fair share of taxes, work in partnership with community organizations, and take other initiatives, we can make a difference.

For example, a few years ago we learned that families of coffee growers in many countries were facing starvation because coffee prices had plunged. We began dialogue with one of the world’s largest coffee roasters. Eventually they agreed to begin buying Fair Trade Certified® coffee, paying growers a guaranteed minimum price for their crop. This shields farmers and their families from the fluctuations of the market, allows them to plan for the future, and helps make the coffee industry more sustainable. By investing internationally we will be able to find new ways of using our influence to make people’s lives better.

Direct community investing offers some of the most concrete and inspiring examples of investors’ power to transform lives and neighborhoods. In 2006, microfinance — one of the most targeted and effective forms of

THE WAY YOU INVEST MATTERS

community investing — finally came to worldwide attention when Muhammad Yunus and Grameen Bank of Bangladesh won the Nobel Peace Prize. In his Nobel acceptance speech, Yunus said, “Once the poor can unleash their energy and creativity, poverty will disappear very quickly.”

In this report, we highlight companies in the Domini Funds that work to expand their business opportunities by drawing on that energy and creativity. The results are helping to alleviate poverty and encouraging sustainable economic development worldwide.

As a Domini shareholder, you are doing your part to help realize this vision. Thank you for your trust in us, and for your commitment to creating a better future for everyone.

Very truly yours,

Amy Domini

amy@domini.com

______________

*	To receive Action Alerts, visit www.domini.com, go to the “About Domini” section, and select “Domini Updates.”

THE DARFUR CRISIS

Perhaps the most urgent humanitarian crisis in the world is taking place in the Darfur region of Sudan. The genocidal violence by government-backed militias has included the mass murder of women and children, the destruction of villages, and the displacement of hundreds of thousands of Sudanese.

Domini’s Global Investment Standards express our fundamental commitment to building a world that values and protects human dignity. The Darfur crisis obliges us and other investors to look closely at not just whether, but also how, a company may pursue business activities in Sudan. In our evaluation, we consider the nature and extent of a company’s activities, whether it operates primarily outside government stronghold areas, whether the company has supported the efforts of humanitarian organizations working to address human rights abuses in Sudan, and whether the company has been transparent about its operations and their impact.

Our investment decisions are grounded in our standards and based upon our own research. We seek to avoid investing in companies whose activities provide direct or substantial indirect benefits to the Sudanese government, or that are complicit in human rights abuses in Sudan. To learn more about Domini’s policies, visit www.domini.com. For information on other ways you can help, visit www.savedarfur.org and www.sudandivestment.org.

T HE WAY YOU INVEST MATTERS

DOMINI NEWS

Domini Named as World-Changing Company: Plenty magazine, in its February 2007 issue, honored Domini as one of 20 companies that are changing the world, citing our use of social and environmental investment standards, and our activism work with such companies as Coca-Cola, Dell, and JPMorgan Chase.

Domini Among “Most Activist”: Domini was one of only four fund families rated “most activist” in a comprehensive study of the proxy voting activity of 45 mutual fund families, conducted by The Corporate Library, a respected corporate governance expert. In 2001, Domini petitioned the SEC for the rule that now requires funds to disclose their votes, making such studies possible.

Active Management Strategy: On November 30, 2006, the Domini Social Equity Fund, formerly an index fund, transitioned to an active management strategy, combining Domini’s social and environmental research with Wellington Management’s quantitative stock selection and portfolio construction.

First Anniversary for European Fund: The Domini European Social Equity Fund completed its first year on October 3, 2006, and gained attention from Money magazine (January 2007) and the Wall Street Journal (January 4, 2007) for strong 2006 performance.

New International Funds: Domini launched two new international funds: Domini PacAsia Social Equity Fund and Domini EuroPacific Social Equity Fund. Domini is the only investment advisor in the U.S. to offer regional mutual funds that include social and environmental as well as financial standards.

Past performance is no guarantee of future results. The returns referenced above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Certain fees payable during the period were waived, and the Fund’s total return would have been lower had these not been waived. Current performance may be lower or higher than the performance data referenced. For performance information current to the most recent month-end, call 1-800-762-6814 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 60 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data referenced above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information. The Domini Funds are subject to market risks and are not insured. You may lose money.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

T HE WAY YOU INVEST MATTERS

THE WAY YOU INVEST MATTERS: POVERTY

In a world where more than a billion workers earn less than two dollars a day, alleviating poverty is the key to addressing sickness, malnutrition, illiteracy, and other critical and interrelated challenges.

Corporations, through their core business activities, can help lift people out of poverty in a number of ways: by avoiding harmful practices that impoverish struggling communities, by providing employment at a fair wage and products at a fair price, and by helping to enrich the communities on which they depend for their staff and their customers. Additional ways of supporting communities can include building partnerships with community organizations, engaging in creative philanthropy, working honestly and transparently with government, and paying a fair share of taxes.

In this section, we profile companies that are making notable contributions to alleviating poverty in the U.S. and around the world. Whether by providing low-cost loans, insurance, or medicine, or by creating jobs where employment is scarce, each is helping provide poor people with greater opportunities.

Several of the profiled companies participate in an innovative type of finance that has become a global phenomenon. Beginning in 1974, an economics professor named Muhammad Yunus found that by lending small amounts of money to the poor — usually to women — he could help them support themselves by buying a dairy cow, making bamboo stools, or starting other small businesses. Grameen Bank, Yunus’s creation, has now loaned more than $5.3 billion to almost seven million borrowers. In 2006, after social entrepreneurs in dozens of companies worldwide emulated this innovative model, Yunus and Grameen Bank were honored with the Nobel Peace Prize.

As we have said many times, the social and environmental performance of large companies is often mixed and complex. Weighing the positives and negatives, Domini assesses corporate conduct across a broad range of issues, and engages with companies when we believe their behavior needs improvement.

Allianz

Domini European Social Equity Fund

Domini EuroPacific Social Equity Fund

Just as small loans, as pioneered by Grameen Bank, can offer poor people opportunity to develop new businesses, small insurance policies can help prevent families from being driven back into poverty by death, illness, or natural disaster.

The German insurance company Allianz introduced “microinsurance” in India through its subsidiary Allianz Bajaj Life Insurance. The company’s

THE WAY YOU INVEST MATTERS

first life insurance product was launched in 2003, and by 2006 it covered more than 100,000 customers. Also in 2006, Allianz and CARE partnered to offer small insurance policies to people of Tamil Nadu, a state in southern India, who were affected by the December 2004 tsunami. The insurance is designed for coastal people who work in fishing, agriculture, and plantations.

An Allianz pilot project in Indonesia offers a product called Payung Keluarga or Family Umbrella, The policy covers the outstanding balance of a loan if the borrower dies, and the borrower’s family receives twice the original loan amount as an additional payout.

Through these innovative ventures, Allianz is developing new ways to extend its core business into new markets and at the same time provide vital financial services in historically underserved communities.

Gilead Sciences

Domini Social Equity Fund

Along with the devastating human toll of HIV/AIDS comes a severe impact on the economic life of families and of countries. The vast majority of people living with AIDS are aged 15 to 49, in what would ordinarily be their prime working years. When breadwinners become sick or die, families sink into poverty. When a devastating disease becomes epidemic, widespread poverty follows in its path.

The U.S. pharmaceutical company Gilead Sciences has based its business model on creating and manufacturing drugs that treat infectious diseases, including AIDS and hepatitis, that disproportionately afflict developing countries. Doing business in developing markets is complex, however, and controversies can develop over issues such as the pricing of drugs and the conduct of clinical trials with weak government oversight.

In 97 developing countries, including every country in Africa, Gilead makes its primary HIV drugs, Truvada and Viread, available at no-profit prices. The company granted eight Indian drug companies the right to produce and sell generic versions of Viread. Gilead has also worked with the Bill and Melinda Gates Foundation and the Centers for Disease Control and Prevention to develop clinical trials of Viread for potential use as a preventive drug.

Procter & Gamble

Domini Social Equity Fund

In 2003, the price of coffee was near a 30-year low, and small coffee farmers could not earn the money they needed to feed their families, send their children to school, buy essential medicines, and stay on their land. After an intensive dialogue that Domini helped lead, Procter & Gamble, one of the world’s largest coffee roasters, began to sell Fair Trade Certified® coffee. The Fair Trade certification system helps to alleviate poverty and hardship by guaranteeing farmers a minimum price per pound

6	The Way You Invest Matters: Poverty

THE WAY YOU INVEST MATTERS

for their crop, and by supporting democratically managed cooperatives and more environmentally sound farming techniques.

Total Fair Trade coffee imports to the U.S. have increased from under 10 million pounds in 2002 to more than 60 million pounds in 2005, when imports reached a total retail value of about half a billion dollars. These imports have translated into more than $60 million in cumulative additional income to coffee farmers.

Procter & Gamble has also addressed poverty by promoting better health. Working with the Centers for Disease Control and Prevention, the company developed an easy-to-use water treatment system called PUR, which packages the chemicals used in municipal water systems into small packets or “sachets.” PUR has been used in Bangladesh, Botswana, Haiti, Iran, and Malawi — and in refugee camps in Chad for people fleeing genocide in Sudan.

Santa Cruz Community Credit Union

Domini Social Bond Fund

Founded in 1977, Santa Cruz Community Credit Union is a community development financial institution (CDFI) that offers a comprehensive community development program, including financial literacy programs, Individual Development Accounts, small business loans, and revolving loan funds that support childcare providers and affordable housing.

Though based in the city of Santa Cruz, the credit union also serves the less affluent southern half of Santa Cruz County. In 2005, the credit union opened a “community outreach branch” in downtown Watsonville, where many immigrants and migrant workers live. About half of the new accounts opened that year were by people who had never had a bank account.

Self-Help Credit Union

Domini Social Bond Fund

Self-Help Credit Union, based in North Carolina, is a community development financial institution (CDFI) with a long-standing commitment to small business lending. From 1985 through 2006, the credit union made 2,087 loans of $35,000 or less, for a total of $24,396,138. These loans created 2,533 jobs and maintained 4,341 jobs. By dollar amount, 48% of these loans went to women, 47% to minorities, 46% to rural borrowers, and 41% to low-income borrowers.

Self-Help has also been an active opponent of predatory lending, releasing major studies on high-interest “payday” lending and predatory mortgage loans. The credit union reports that it helped pass the 2001 law that made payday lending illegal in North Carolina.

The Way You Invest Matters: Poverty	7

THE WAY YOU INVEST MATTERS

Telenor

Domini European Social Equity Fund

As Muhammad Yunus proved through his work with Grameen Bank, by giving a woman in a developing country a small loan to buy a cow, she can sell milk to repay the loan, make a profit, and become a small entrepreneur. Iqbal Quadir, who grew up in a wealthy family in Bangladesh, realized in 1993 that a mobile telephone could fight poverty as effectively as a cow. He searched for a partner in his project but was rejected repeatedly until he asked the Norwegian telecommunications company Telenor, then a state-owned phone provider.

The Norwegian government was then laying fiber optic cable along railway lines in Bangladesh — a good start toward a system of mobile transmission towers. Telenor agreed to help Quadir found GrameenPhone in 1997. According to then-CEO Tormod Hermansen, “I’m interested in bottom-up development and saw in this an effective way to help a population to move forward.” Muhammad Yunus has criticized Telenor for its majority ownership of GrameenPhone, arguing that the company should be owned by the people of Bangladesh. We are following this controversy, but believe that it does not detract from GrameenPhone’s remarkable achievements.

As of 2006, GrameenPhone had more than 10 million customers. More than 260,000 “phone lady” entrepreneurs were doing business in more than 50,000 villages throughout Bangladesh, providing a stable livelihood for their families and vital communication services to previously isolated villages. The Village Phone Program has been replicated in countries including Uganda and Rwanda.

Unilever

Domini EuroPacific Social Equity Fund

With headquarters in the Netherlands, Unilever is an international food and personal care company. Project Shakti, a small pilot project launched by Unilever’s Indian subsidiary Hindustan Lever and the government of Andhra Pradesh state, helps train women to sell Hindustan Lever products such as soap, toothpaste, and shampoo.

As of 2005, about 13,000 poor women were selling the company’s products in 50,000 villages. This accounted for about 15% of the company’s rural sales in 12 Indian states. Through this program, Unilever is expanding its business in a growing part of the world, providing useful products to the poor, and providing business opportunities for Indian women.

CARE India has approached the company to promote other small rural businesses. In one state, Hindustan Lever agreed to help create packaging and branding for pickles and spices made by a local group of small-scale entrepreneurs working with CARE.

8	The Way You Invest Matters: Poverty

THE WAY YOU INVEST MATTERS

Westpac Banking Corporation

Domini PacAsia Social Equity Fund

Beginning in 2001, the Australian bank Westpac has helped provide much-needed financial services to the indigenous people of Australia’s Cape York Peninsula. The 12,000 people in this isolated region suffer from extreme poverty, unemployment, and substance abuse.

Working with the Balkanu Cape York Development Corporation, the bank sends employees to the region and supports a “business hubs” program that provides small enterprise loans and other services for indigenous ventures. As of 2004, five successful start-up businesses had been launched, including a company that offers rainforest walking tours, with another forty being incubated. In December 2006, Westpac reported having assessed plans for a cattle station, a camping ground, and a crocodile watching cruise.

Westpac has also partnered with the nonprofit Opportunity International Australia to provide microfinance and enterprise development services to people in Tamil Nadu, India, who were affected by the tsunami of December 2004.

Unlike other mutual funds, the Domini Social Equity Fund, Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini EuroPacific Social Equity Fund seek to achieve their investment objectives by investing all of their investable assets, respectively, in separate portfolios with identical investment objectives called the Domini Social Equity Trust (DSET), the Domini European Social Equity Trust (DESET), the Domini PacAsia Social Equity Trust (DASET), and the Domini EuroPacific Social Equity Trust (DUSET). References to each Domini Fund include the applicable Domini Trust, unless the context otherwise requires.

The holdings discussed above can be found in the portfolios of the Domini Funds, included herein. The composition of the Funds’ portfolios is subject to change.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. Some of the Domini Social Bond Fund’s community development investments may be unrated and carry greater credit risks than its other investments.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment.

The Way You Invest Matters: Poverty	9

T HE WAY YOU INVEST MATTERS

THE WAY YOU INVEST MATTERS: ACTIVISM

As Domini shareholders, you make a difference in the world. By applying social and environmental standards to our holdings, Domini and its shareholders create accountability, encourage transparency, spur demand for more information, and reshape the way the world thinks about corporations and their role in our lives. By engaging in dialogue with the companies we invest in, filing shareholder resolutions, and actively voting our proxies, we make our voices heard on a wide range of issues. By investing in underserved communities, we help low-income people buy homes, start businesses, and revitalize their neighborhoods.

Here are a few recent highlights of Domini’s shareholder activism, which each year includes meetings with dozens of companies on a wide range of important issues. (For more information, visit our website, www.domini.com.)

Climate Change: As part of our work with the Carbon Disclosure Project, we contacted more than 200 U.S. and European companies, asking them to disclose their greenhouse gas emissions and climate change policies. Following Domini’s shareholder resolution, Devon Energy, the largest U.S-based independent oil and gas producer, committed to measure and publicly report its greenhouse gas emissions.

Forestry Practices: Greenpeace has charged Kimberly-Clark with buying wood fiber that is cut from old-growth forests in British Columbia. After meetings with Domini, the company commissioned a study to evaluate the feasibility of phasing out its use of wood fiber from sources not certified by the Forest Stewardship Council (FSC). The FSC certifies that wood is produced in a way that does not destroy habitat, pollute water, displace indigenous people, or harm wildlife.

Freedom of Expression on the Internet: Domini joined a multi-stakeholder group that is developing policies on Internet privacy and freedom of expression. The group includes Google, Microsoft, Vodafone, and Yahoo!, as well as human rights organizations and academics. Domini achieved a significant vote of 29% for a resolution (co-filed with Boston Common Asset Management) calling on Cisco Systems to address Internet censorship and surveillance under repressive regimes.

Political Contributions: Domini believes that shareholders have a right to know how the companies they own are influencing the political system. After a 33% vote for a resolution filed by Domini, Verizon committed to annual public disclosure of its political contributions. Hewlett-Packard also agreed to disclose its contributions, in exchange for withdrawal of our resolution (co-filed with Trillium Asset Management).

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FUND PERFORMANCE AND HOLDINGS

ECONOMIC AND MARKET BACKGROUND

United States Markets Financial markets in the U.S. were generally strong in the six months ended January 31, 2007, with the S&P 500 Index returning 13.75% and the bond market (measured by the Lehman Brothers Intermediate Aggregate Index, or LBIA) returning 3.44%.

At least in part, this performance reflects a renewed focus by investors on corporate results. During the third quarter of 2006, more than 70% of the companies in the S&P 500 reported earnings above consensus expectations. The six-month period also saw a reversal in the long rise of crude oil prices, in part because of unusually warm weather in the U.S. and Europe, resulting in underperformance for energy stocks.

After five years of economic growth without a sustained increase in wages, the share of U.S. economic production going to workers’ pay and benefits has fallen to its lowest level in 40 years. Recent hopeful signs of change, however, have included an uptick in wages and a likely increase in the federal minimum wage. And excessive CEO compensation attracted more attention, with the sudden departures of highly paid CEOs at Home Depot and Pfizer and the introduction of improved disclosure requirements and a bill that would require a shareholder advisory vote on executive compensation.

In recent months, housing starts dropped to their lowest number since 2000. This may point to a softening of home prices, with homeowners less able (or less willing) to borrow against the value of their homes. The housing slowdown and declining oil prices have eased inflation concerns, leading to lower bond yields and consequently higher bond prices. However, since mortgage and home equity loan borrowings have been fueling consumer spending, which in turn has been an important economic driver, there could be a negative impact on economic growth during 2007.

In a related development, a sharp increase in mortgage defaults, particularly in subprime loans to lower-income homeowners, led to increasing anxiety about the lower-quality sectors of the mortgage market. As part of Domini’s commitment to community development, we invest in companies that lend money to those who need it most, but we seek to avoid those with serious concerns over predatory lending. As recent news has shown, these practices are unsustainable and can contribute to economic instability.

European Markets The European stock market had strong returns for this six-month period, with the MSCI Europe Index returning 16.74%. For U.S.-based investors, total return was improved by the strengthening of European currencies against the dollar.

Underlying Europe’s strong markets was accelerating economic growth. Economic, business, and consumer confidence indicators continue to point to the best conditions since 2001. European exports, however, are vulnerable to the declining dollar, which raises the price of European products sold in the U.S. For this reason, consumption and trade within Europe — particularly consumer spending — is an increasingly important factor for the region’s continued economic vitality.

The benefits of growth in Europe have not entirely bypassed workers and the middle class. In October, the jobless rate in the euro zone fell to 7.6%, its lowest level in over five years. This appears to be increasing wage levels and buoying consumer spending. German steelworkers, for instance, recently negotiated their biggest wage increase in a decade, following five years of job cuts in Germany. A survey of German retailers indicated that a planned increase in the country’s value added tax may dampen consumer spending less than expected.

Asian Markets The Domini PacAsia Social Equity Fund and Domini EuroPacific Social Equity Fund were launched on December 27, 2006, toward the end of this six-month period.

The decline in commodity prices over recent months was among the notable factors affecting the Asian markets as of early 2007. In January, Japan saw a sell-off in commodities sector stocks, and zinc prices suffered their biggest one-day drop since September 11, 2001. The Asian markets are particularly sensitive to fluctuations in the commodities markets, largely due to the purchasing practices of China and India.

In Japan, the region’s largest market, a new law caused share price declines for consumer finance companies. The legislation reduces the maximum rate companies can charge for consumer loans from 29% to 20%, and limits the total amount a person can borrow to one-third of the borrower’s annual income. Domini carefully examines the lending practices of Japanese financial companies due to the prevalence of predatory lending. The top four consumer lenders in Japan do not meet Domini’s standards.

Recent Developments In late February, after the end of the period covered by this report, stock markets in the U.S., Europe, and Asia declined, in volatility driven not by a specific event but by concern over a variety of risks. At the time of writing, it remains unclear whether this will be a brief interruption within a persistent bull market or the beginning of a meaningful correction. As always, the Funds’ manager and submanagers continue to monitor market developments closely, focusing on the Funds’ long-term investment objectives.

Economic and Market Background	13

DOMINI SOCIAL EQUITY FUND

PERFORMANCE COMMENTARY

For the six months ended January 31, 2007, the Fund returned 15.42%, outperforming the S&P 500 Index return of 13.75%. Because a significant transition in the Fund’s management approach occurred during the period, we will divide our discussion of performance into two parts.

During the four months ended November 29, 2006, the Fund was managed as an index fund. In this period, the Fund’s performance was helped by its underweighting to the energy sector, which underperformed as oil and gas prices declined, and its overweighting to the information technology sector. Stocks that helped performance included Microsoft and Cisco Systems, which returned 22.9% and 50.5%, respectively, for the period. In the same four-month period, the Fund’s performance was hurt by an overweighting in the consumer staples sector and by stock selection within the financials sector.

On November 30, 2006, the Fund transitioned to an active investment strategy, and Wellington Management Company became the Fund’s submanager. During December, the Fund’s performance of 1.61% outpaced that of the S&P 500, which returned 1.40%. The Fund’s outperformance continued with a total return of 2.24% in January, versus 1.51% for the index.

In December and January, as in many recent periods, the energy sector played a key role in Fund performance. Starting in 2002, the price of crude oil rose dramatically from under $20 per barrel to a high in mid-2006 of nearly $80 a barrel. Oil stocks, many of which are ineligible for Fund investment, performed extremely well as a result. More recently, however, oil prices have come back down to $50-$60 a barrel. During this two-month period, energy was the only sector in the S&P to produce a negative total return, and the Fund’s performance was helped by its underweighting to the sector (now based on an active investment decision rather than on index construction), including the omission of ExxonMobil for social and environmental reasons. Under the Fund’s new strategy, stock selection helped performance in other sectors, including industrials (where Navistar and Cummins were particularly strong) and consumer staples (where Kroger and Estée Lauder were notable).

Holdings that hurt performance during this two-month period included technology companies like Symantec, Lexmark, and Motorola.

The Domini Social Equity Fund invests in the Domini Social Equity Trust. The table and bar chart below provide information as of January 31, 2007, about the ten largest holdings of the Domini Social Equity Trust and its portfolio holdings by industry sector:

TEN LARGEST HOLDINGS

COMPANY	% NET ASSETS
Citigroup Inc.	4.35%
AT&T Inc.	4.18%
Bank of America Corporation	3.73%
Johnson & Johnson	3.62%
Intl Business Machines Corp.	3.47%
JP Morgan Chase & Co.	3.35%
Hewlett-Packard Company	2.94%
Goldman Sachs Group Inc.	2.77%
Merck & Co. Inc.	2.67%
Microsoft Corp.	2.38%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

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The holdings mentioned above are described in the Domini Social Equity Trust’s Portfolio of Investments at January 31, 2007, included herein. The composition of the Trust’s portfolio is subject to change.

Domini Social Equity Fund — Performance Commentary	15

AVERAGE ANNUAL TOTAL RETURNS

		Domini Social Equity Fund Investor Shares (DSEFX)	Domini Social Equity Fund Class R Shares (DSFRX)	S&P 500
As of 12-31-06	1 year	12.58%	12.88%	15.79%
	5 Year	4.82%	NA	6.19%
	10 Year	7.60%	NA	8.42%
	Since Inception	10.00%(1)	9.39%(2)	10.82%(1)/11.93%(2)
As of 1-31-07	1 Year	12.74%	13.16%	14.51%
	5 Year	5.38%	NA	6.82%
	10 Year	7.07%	NA	7.92%
	Since Inception	10.10%(1)	9.94%(2)	10.87%(1)/12.12%(2)

COMPARISON OF $10,000 INVESTMENT IN THE

DOMINI SOCIAL EQUITY FUND INVESTOR SHARES AND S&P 500

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 60 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived. The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

______________

(1)	Since June 3, 1991.
(2)	Since November 28, 2003.

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 03/07

16	Domini Social Equity Fund — Performance Commentary

DOMINI SOCIAL EQUITY TRUST

PORTFOLIO OF INVESTMENTS

JANUARY 31, 2007 (UNAUDITED)

SECURITY	SHARES	VALUE
Consumer Discretionary – 11.5%
American Eagle Outfitters Inc.	375,750	$12,166,785
AutoZone, Inc. (a)	54,047	6,789,925
Best Buy Co., Inc.	858	43,243
Bright Horizons Family Solutions, Inc. (a)	443	17,352
CBS Corporation, Class B	989,200	30,833,364
Comcast Corporation, Class A (a)	112,700	4,994,864
Disney (Walt) Company (The)	5,337	187,702
Family Dollar Stores Inc.	123,071	3,987,500
Gap Inc.	2,187	41,925
Home Depot, Inc. (The)	3,344	136,235
Horton (D.R.), Inc.	1,975	57,394
Interface, Inc., Class A (a)	1,268	19,299
Johnson Controls, Inc.	818	75,632
Kohl’s Corporation (a)	385,100	27,307,441
Limited Brands	868	24,252
Lowe’s Companies, Inc.	2,686	90,545
McDonald’s Corporation	168,474	7,471,822
McGraw-Hill Companies	1,512	101,425
Meredith Corporation	623	36,732
NIKE, Inc., Class B	1,194	117,979
Nordstrom, Inc.	403,603	22,484,723
Penney (J.C.) Company, Inc.	111,417	9,051,517
Pulte Homes, Inc.	1,594	54,738
Radio One, Inc. (a)	2,279	16,682
Scholastic Corporation (a)	310,022	10,959,278
Staples, Inc. (a)	1,858	47,788
Starbucks Corporation (a)	2,378	83,087
Target Corporation	1,736	106,521
Time Warner, Inc.	9,376	205,053
Washington Post Company, Class B	95	72,457
Wendy’s International, Inc.	1,823	61,909
Whirlpool Corporation	222,063	20,303,220
		157,948,389
Consumer Staples – 8.7%
Avon Products, Inc.	1,706	58,669
Campbell Soup Company	703,695	27,078,184
Church & Dwight Co., Inc.	585	$26,506
Coca-Cola Company	327,684	15,689,510
Colgate-Palmolive Company	1,796	122,667
CVS Corporation	1,905	64,103
Estée Lauder Companies, Inc. (The), Class A	619,149	29,409,578
Green Mountain Coffee, Inc. (a)	322	19,034
Hershey Foods Corporation	1,736	88,605
Kimberly-Clark Corporation	1,456	101,046
Kroger Company	1,228,977	31,461,811
PepsiCo, Inc.	4,153	270,942
Procter & Gamble Company	233,101	15,121,262
Smucker (J.M.) Company	1,241	58,935
SunOpta Inc. (a)	2,500	27,150
United Natural Foods, Inc. (a)	732	24,185
Walgreen Company	1,964	88,969
Wild Oats Markets, Inc. (a)	1,259	18,294
		119,729,450
Energy – 5.3%
Anadarko Petroleum Corporation	4,618	202,038
Apache Corporation	5,462	398,562
Devon Energy Corporation	3,970	278,257
EOG Resources, Inc.	3,008	207,943
Metretek Technologies, Inc. (a)	1,700	22,100
Noble Energy, Inc.	101,183	5,404,184
Overseas Shipholding Group, Inc.	335,900	20,869,467
Unit Corporation (a)	494,200	23,958,816
XTO Energy Inc.	427,716	21,586,827
		72,928,194
Financials – 27.0%
Allstate Life Insurance Company	58,200	3,501,312
American Express Company	3,876	225,661
Assurant, Inc.	218,600	12,149,788

DOMINI SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2007 (UNAUDITED)

SECURITY	SHARES	VALUE
Financials (Continued)
Bank of America Corporation	979,600	$51,507,368
Chubb Corporation	191,666	9,974,299
Citigroup Inc.	1,087,400	59,948,361
Fannie Mae	336,116	19,000,637
FirstFed Financial Corp. (a)	94,000	6,481,300
Freddie Mac	2,222	144,274
Goldman Sachs Group, Inc. (The)	180,300	38,252,448
Hartford Financial Services Group (The)	104,738	9,940,684
Heartland Financial USA, Inc.	498	14,238
KeyCorp.	89,592	3,419,727
Lehman Brothers Holdings Inc.	2,000	164,480
Medallion Financial Corp.	1,275	14,395
Morgan (J.P.) Chase & Co.	906,630	46,174,666
Nationwide Financial Services, Inc., Class A	441,000	24,100,650
PMI Group, Inc. (The)	342,500	16,378,350
Popular Inc.	4,111	75,067
Principal Financial Group, Inc.	321,360	19,798,990
Prudential Financial, Inc.	3,200	285,216
St. Paul Travelers Companies, Inc. (The)	447,852	22,773,273
SunTrust Banks, Inc.	323,626	26,893,320
U.S. Bancorp.	5,163	183,803
Wachovia Corporation	4,083	230,690
Washington Mutual, Inc.	4,331	193,119
Wells Fargo & Company	6,826	245,190
		372,071,306
Health Care – 11.4%
Amgen, Inc. (a)	150,766	10,609,403
Applera Corp.-Applied Biosystems Group	136,000	4,727,360
Baxter International, Inc.	425,322	21,121,491
Becton Dickinson and Company	2,202	169,422
Conceptus, Inc. (a)	1,100	25,509
Forest Laboratories, Inc. (a)	69,586	3,904,470
Genentech, Inc. (a)	1,600	139,792
Gilead Sciences (a)	77,605	4,991,554
Invacare Corporation	1,260	27,203
Johnson & Johnson	747,024	$49,901,203
Medtronic, Inc.	3,455	184,670
Merck & Co., Inc.	823,602	36,856,190
Thermo Fisher Scientific (a)	246,581	11,798,901
Zimmer Holdings, Inc. (a)	146,743	12,358,695
		156,815,863
Industrials – 6.6%
3M Company	2,664	197,935
Baldor Electric Company	1,190	42,031
Brady Corporation, Class A	654	24,492
Cooper Industries, Inc., Class A	1,193	109,028
Cummins, Inc.	199,916	26,900,697
Donnelley (R.R.) & Sons Company	2,118	78,578
Emerson Electric Company	4,408	198,228
Evergreen Solar, Inc (a)	1,700	14,264
FedEx Corporation	628	69,331
Fuel Tech, Inc. (a)	700	20,153
FuelCell Energy, Inc. (a)	2,600	17,186
Granite Construction Incorporated	737	39,474
Herman Miller, Inc.	896	33,690
Illinois Tool Works, Inc.	2,800	142,772
JetBlue Airways Corporation (a)	2,293	31,368
Kadant Inc. (a)	627	17,148
Monster Worldwide (a)	835	41,257
Navistar International Corporation (a)	263,000	11,635,120
PACCAR Inc.	146,700	9,809,829
Pitney Bowes, Inc.	1,457	69,747
Ryder System, Inc.	479,584	26,156,511
Southwest Airlines Co.	3,478	52,518
Tennant Company	1,296	40,072
Trex Company, Inc. (a)	888	23,763
United Parcel Service, Inc., Class B	1,873	135,380
YRC Worldwide Inc. (a)	344,779	15,290,949
		91,191,521
Information Technology – 17.0%
Alliance Data Systems Corporation (a)	89,100	6,052,563
Apple Computer, Inc. (a)	1,312	112,478
Applied Materials, Inc.	740,100	13,121,973

DOMINI SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2007 (UNAUDITED)

SECURITY	SHARES	VALUE
Information Technology (Continued)
Cisco Systems, Inc. (a)	8,816	$234,417
Dell Inc. (a)	4,184	101,462
eBay Inc. (a)	2,176	70,481
Google Inc., Class A (a)	300	150,390
Hewlett-Packard Company	935,847	40,503,458
Intel Corporation	10,039	210,417
International Business Machines Corporation	482,800	47,869,619
Itron, Inc. (a)	445	25,650
Jabil Circuit, Inc.	1,500	35,985
Juniper Networks, Inc. (a)	1,900	34,428
LAM Research Corporation (a)	338,900	15,525,009
Lexmark International Group, Inc. (a)	353,850	22,303,166
MEMC Electronic Materials, Inc. (a)	93,000	4,873,200
Micron Technology, Inc. (a)	1,283,052	16,615,523
Microsoft Corporation	1,065,852	32,892,193
Motorola, Inc.	5,000	99,250
Power Integrations, Inc. (a)	600	13,608
Qualcomm, Inc.	3,434	129,324
SunPower Corporation (a)	400	17,720
Symantec Corporation (a)	1,276,846	22,612,943
Texas Instruments, Inc	3,628	113,157
Western Digital Corporation (a)	526,800	10,325,280
Xerox Corporation (a)	3,698	63,606
		234,107,300
Materials – 1.3%
Airgas, Inc.	1,159	48,238
Ecolab, Inc.	1,757	77,132
International Paper Company	3,000	101,100
MeadWestvaco Corp.	2,666	$80,353
Nucor Corporation	156,016	10,069,272
Rock-Tenn Company, Class A	592	19,370
Rohm & Haas Company	1,510	78,611
Schnitzer Steel Industries Inc., Class A	1,269	48,857
Sonoco Products Company	1,260	48,510
Valspar Corporation	320,998	9,045,724
		19,617,167
Telecommunication Services – 6.0%
Alltel Corporation	74,900	4,590,621
AT&T Inc.	1,531,204	57,619,206
CenturyTel, Inc.	451,900	20,263,196
Sprint Corp. – FON Group	5,159	91,985
Verizon Communications	5,138	197,916
		82,762,924
Utilities – 4.5%
Energen Corporation	363,147	16,806,443
OGE Energy Corporation	430,182	16,656,647
ONEOK, Inc.	294,500	12,636,995
UGI Corporation	563,800	15,453,758
WGL Holdings	8,577	271,291
		61,825,134
Total Investments — 99.3%
(Cost $1,215,349,476)		1,368,997,248
Other Assets, less liabilities — 0.7%		10,193,118
Net Assets — 100.0%		$1,379,190,366

______________

(a)	Non-income producing security.
(b)

The aggregate cost for federal income tax purposes is $1,330,674,418. The aggregate gross unrealized appreciation is $53,931,600 and the aggregate gross unrealized depreciation is $15,608,770, resulting in net unrealized appreciation of $38,322,830.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI EUROPEAN SOCIAL EQUITY FUND

PERFORMANCE COMMENTARY

For the six months ended January 31, 2007, the Fund continued to perform well, returning 21.54% compared with the MSCI Europe Index return of 16.74%.

The energy sector played a key role in Fund performance during the period. Crude oil prices, which peaked at nearly $80 per barrel early in the period, receded to the $50-$60 range, and energy stocks weakened as a result. Energy was the only sector in the MSCI Europe Index to put in a negative result for the six-month period. The Fund avoids many oil companies for environmental reasons, and its underweighting to the sector was helpful for performance.

Particularly important for relative performance were the exclusion of U.K.-based oil companies BP and Royal Dutch Shell, whose stocks were down by 11.4% and 5.0%, respectively. Both companies are ineligible for investment by the Fund for social and environmental reasons. BP, one of the largest stocks in the index, experienced several high-profile safety problems in 2005 and 2006, including an explosion at its refinery in Texas City and a pipeline rupture in Alaska. Statoil, an industry leader in responding to climate change, announced that it will acquire Norsk Hydro’s oil and gas assets. Both Norwegian energy companies are held by the Fund, and both positions hurt performance as the sector generally underperformed.

Individual stocks in a number of other sectors were helpful for performance, including British equipment rental firm Aggreko, Italian auto maker Fiat, and Rieter Holding, a Swiss manufacturer of textile equipment.

The Fund’s performance was hurt by its position in French pharmaceutical maker Sanofi-Aventis, which was down by 13.3% during the time it was held by the Fund. Despite the company’s recent financial performance, Domini views it as having a generally positive social and environmental profile. Sanofi-Aventis has substantial research programs on the treatment of malaria, and is a major company in the vaccine industry. After this six-month period came to an end, the company introduced a malaria medicine called ASAQ, which it developed as part of an initiative by Doctors Without Borders. Sanofi will not patent the medicine, allowing it to be produced as a generic product, and it plans to sell the pill at cost to international health agencies. A course of treatment with the new pill will cost less than a dollar for an adult and less than fifty cents for a child, a potentially momentous development in the world’s battle against malaria.

The Domini European Social Equity Fund invests in the Domini European Social Equity Trust. The table and bar chart below provide information as of January 31, 2007, about the ten largest holdings of the Domini European Social Equity Trust and its portfolio holdings by industry sector and by country:

TEN LARGEST HOLDINGS

COMPANY	% NET ASSETS
Vivendi SA	3.14%
Statoil ASA	2.85%
ING Groep NV-CVA	2.69%
National Grid PLC	2.60%
Muenchener Rueckver AG -Reg	2.43%
BNP Paribas	2.36%
Royal Bank of Scotland Group	2.34%
Barclays PLC	2.32%
GlaxoSmithKline PLC	2.30%
Societe Generale	2.20%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS)

______________

The holdings mentioned above are described in the Domini European Social Equity Trust’s Portfolio of Investments at January 31, 2007, included herein. The composition of the Trust’s portfolio is subject to change.

Domini European Social Equity Fund — Performance Commentary	21

AVERAGE ANNUAL TOTAL RETURNS

		Domini European Social Equity Fund (DEUFX)		MSCI Europe
As of 12-31-06	1 Year	44.28%		34.36%
	Since Inception	39.22	%(1)	29.26	%(1)
As of 1-31-07	1 Year	35.64%		26.85%
	Since Inception	37.08	%(1)	27.73	%(1)

COMPARISON OF $10,000 INVESTMENT IN THE

DOMINI EUROPEAN SOCIAL EQUITY FUND AND MSCI EUROPE

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 60 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini European Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Morgan Stanley Capital International Europe Index (MSCI Europe) is an unmanaged index of common stocks. Investors cannot invest directly in the MSCI Europe.

______________

(1)	Since October 3, 2005.

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 03/07

22	Domini European Social Equity Fund — Performance Commentary

DOMINI EUROPEAN SOCIAL EQUITY TRUST

PORTFOLIO OF INVESTMENTS

JANUARY 31, 2007 (UNAUDITED)

COUNTRY/ SECURITY	INDUSTRY	SHARES	VALUE
Austria – 2.5%
Immoeast AG (a)	Real Estate	21,431	$320,258
Immofinanz AG (a)	Real Estate	51,163	774,536
OMV AG (a)	Energy	2,399	128,031
Voestalpine AG (a)	Materials	26,200	1,511,624
			2,734,449
Belgium – 5.3%
Bekaert NV	Capital Goods	1,417	173,176
Belgacom SA	Telecommunication Services	41,267	1,862,912
Fortis	Diversified Financials	56,680	2,373,094
Omega Pharma SA (a)	Health Care Equipment & Services	19,098	1,529,962
			5,939,144
Denmark – 1.1%
Dampskibsselskabet Torm AS (a)	Energy	14,326	917,517
Danske Bank A/S (a)	Banks	7,856	360,756
			1,278,273
Finland – 4.2%
Kesko OYJ – B shares (a)	Food & Staples Retailing	37,695	2,003,395
Nokia OYJ (a)	Technology Hardware & Equipment	63,202	1,378,926
Rautaruukki OYJ (a)	Materials	26,846	1,055,272
Sampo Insurance Co – A shares	Insurance	10,454	284,323
			4,721,916
France – 16.0%
AGF – Assur Gen De France (a)	Insurance	12,227	1,990,813
Air France – KLM (a)	Transportation	17,310	776,475
BNP Paribas (a)	Banks	23,573	2,620,562
CNP Assurances	Insurance	7,311	834,600
Lafarge SA (a)	Materials	10,873	1,660,148
Michelin(CGDE) – B (a)	Automobiles & Components	5,884	536,747
Sanofi – Aventis (a)	Pharma, Biotech & Life Sciences	11,540	1,010,707
Schneider Electric SA	Capital Goods	630	75,848
Societe Generale (a)	Banks	13,880	2,443,928
Ste Des Ciments Francais – A (a)	Materials	3,576	784,385
Vinci S.A.	Capital Goods	11,533	1,579,583
Vivendi SA (a)	Media	85,013	3,488,647
			17,802,443
Germany – 10.7%
Allianz SE – Reg (a)	Insurance	891	177,146
Celesio AG (a)	Health Care Equipment & Services	28,907	1,644,141
Continental AG	Automobiles & Components	4,491	541,915
Deutsche Lufthansa – Reg (a)	Transportation	47,766	1,332,012
Deutsche Telekom AG – Reg	Telecommunication Services	72,037	1,263,714
Epcos AG	Technology Hardware & Equipment	63,738	1,167,823
Fresenius AG	Health Care Equipment & Services	9,479	1,904,653
Linde AG	Materials	3,975	424,486

DOMINI EUROPEAN SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2007 (UNAUDITED)

COUNTRY/ SECURITY	INDUSTRY	SHARES	VALUE
Germany (continued)
Muenchener Rueckver AG – Reg (a)	Insurance	17,158	$2,697,812
ProSieben Sat.1 Media AG	Media	21,065	707,042
			11,860,744
Hungary – 0.1%
MOL Magyar Olaj – es Gazipari	Energy	1,003	102,980
			102,980
Ireland – 2.0%
Bank Of Ireland	Banks	55,046	1,226,016
Fyffes PLC	Food & Staples Retailing	683,198	976,560
			2,202,576
Italy – 5.4%
Banca Popolare Emilia Romagna (a)	Banks	20,412	546,402
Banche Popolari Unite Scrl (a)	Banks	40,539	1,144,175
Banco Popolare Di Verona E N (a)	Banks	24,241	759,779
Benetton Group SPA (a)	Consumer Durables & Apparel	56,546	975,062
Fiat SPA (a)	Automobiles & Components	76,275	1,648,292
Pirelli & Co.	Capital Goods	843,562	870,356
			5,944,066
Netherlands – 5.3%
Aegon NV	Insurance	43,095	842,797
Fugro NV – CVA	Energy	16,079	761,372
ING Groep NV – CVA	Diversified Financials	68,544	2,988,282
Koninkijke KPN NV	Telecommunication Services	87,899	1,262,135
			5,854,586
Norway – 5.8%
Bergesen Worldwide Gas ASA	Energy	36,200	434,929
DNB Nor ASA (a)	Banks	13,665	204,434
Norsk Hydro ASA (a)	Energy	50,628	1,630,828
Petroleum Geo – Services (a)	Energy	5,067	117,914
Statoil ASA (a)	Energy	118,967	3,162,601
Tandberg ASA (a)	Technology Hardware & Equipment	25,104	416,850
Telenor ASA (a)	Telecommunication Services	23,978	484,292
			6,451,848
Poland – 0.3%
Polska Grupa Farmaceutyczna	Health Care Equipment & Services	8,317	208,950
PROKOM Software SA	Software & Services	2,768	151,125
			360,075
Spain – 2.0%
Banco Bilbao Vizcaya Argenta	Banks	68,825	1,703,730
Corporacion Financiera Alba	Diversified Financials	4,480	309,997
Telefonica SA	Telecommunication Services	10,472	227,931
			2,241,658
Sweden – 3.2%
Axfood AB (a)	Food & Staples Retailing	31,620	1,184,465
Electrolux AB – Ser B (a)	Consumer Durables & Apparel	11,500	217,042

DOMINI EUROPEAN SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2007 (UNAUDITED)

COUNTRY/ SECURITY	INDUSTRY	SHARES	VALUE
Sweden (continued)
Industrivarden AB – C shares	Diversified Financials	17,400	$668,025
Investor AB – B shares	Diversified Financials	13,400	323,098
Nordea AB (a)	Banks	61,223	954,255
SSAB Svenskt Stal AB – Ser A (a)	Materials	7,050	170,494
			3,517,379
Switzerland – 5.1%
Baloise Holding – AG (a)	Insurance	8,673	875,085
Novartis AG – Reg Shs (a)	Pharma, Biotech & Life Sciences	26,924	1,543,847
Rieter Holding AG (a)	Automobiles & Components	2,895	1,654,219
Roche Holding AG (a)	Pharma, Biotech & Life Sciences	3,515	658,323
Swisscom AG – Reg (a)	Telecommunication Services	2,376	884,478
			5,615,952
United Kingdom – 28.3%
3i Group PLC	Diversified Financials	43,411	896,462
Aggreko PLC	Commercial Services & Supplies	170,621	1,482,008
Alliance Boots PLC	Food & Staples Retailing	15,165	239,550
Arriva PLC	Transportation	47,675	670,964
Aviva PLC	Insurance	63,993	1,028,384
Barclays PLC	Banks	177,780	2,575,100
Barratt Developments PLC	Consumer Durables & Apparel	56,469	1,306,493
Bellway PLC	Consumer Durables & Apparel	11,578	319,545
BG Group PLC	Energy	38,952	509,695
Bradford and Bingley	Banks	57,614	515,657
BT Group PLC	Telecommunication Services	263,647	1,579,152
Firstgroup PLC	Transportation	169,611	1,807,721
GlaxoSmithKline PLC	Pharma, Biotech & Life Sciences	95,715	2,557,362
HSBC Holdings PLC	Banks	47,643	862,622
Inchcape PLC	Retailing	21,282	220,368
Man Group PLC	Diversified Financials	147,075	1,539,463
Marks & Spencer Group PLC	Retailing	58,277	771,123
National Grid PLC	Utilities	191,882	2,884,530
Next PLC	Retailing	26,289	1,004,976
Northern Rock PLC	Banks	8,586	197,305
Resolution PLC	Insurance	38,860	495,941
Royal Bank Of Scotland Group	Banks	64,856	2,596,109
Scottish Power PLC	Utilities	112,199	1,640,549
Severn Trent PLC	Utilities	49,950	1,383,476
Standard Life PLC (a)	Insurance	151,181	870,010
Taylor Woodrow PLC	Consumer Durables & Apparel	15,247	121,467
Whitbread PLC (a)	Consumer Services	7,826	248,315
George Wimpey PLC	Consumer Durables & Apparel	100,048	1,053,587
			31,377,934
Total Investments — 97.3% (Cost $91,005,011) (b)			108,006,023
Other Assets, less liabilities — 2.7%			3,001,325
Net Assets — 100.0%			$111,007,348

______________

(a)	Non-income producing security.
(b)

The aggregate cost for federal income tax purposes is $91,030,355. The aggregate gross unrealized appreciation is $17,405,297 and the aggregate gross unrealized depreciation is $429,629, resulting in net unrealized appreciation of $16,975,668.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI PACASIA SOCIAL EQUITY FUND

PERFORMANCE COMMENTARY

From the Fund’s inception on December 27, 2006, through January 31, 2007, the Fund returned 0.30%, underperforming the MSCI All Country Asia Pacific Index return of 1.37%. The Fund’s performance for the period was influenced by the process of initially investing the portfolio.

Stock selection was the most important factor in the Fund’s performance during this brief period. Three Japanese companies helped performance: packaging firm Toyo Seikan Kaisha, information technology company Seiko Epson, and financial services company SBI Holdings. SBI Holdings’ stock price increased after it announced a $4 billion property financing arrangement with Merrill Lynch to build large-scale residential developments in Japan.

Positions that hurt performance included Australia-based mining company Zinifex and Japanese steelmaker Tokyo Steel. Zinifex’s stock declined after a sharp drop in the market price of zinc, an industrial metal that is used for environmentally positive purposes such as corrosion prevention and batteries. Korea Zinc, Korea Telecom, and Japanese technology producer Konica Minolta also made negative contributions to the Fund’s returns.

The Domini PacAsia Social Equity Fund invests in the Domini PacAsia Social Equity Trust. The table and bar chart below provide information as of January 31, 2007, about the ten largest holdings of the Domini PacAsia Social Equity Trust and its portfolio holdings by industry sector and by country:

TEN LARGEST HOLDINGS

COMPANY	% NET ASSETS
Honda Motor Co Ltd	3.79
Fuji Film Holdings Corp	3.10
Nippon Telegraph & Telephone	2.98
Dai Nippon Printing Co Ltd	2.54
QBE Insurance Group Ltd	2.53
Resona Holdings Inc	2.34
Toppan Printing Company Ltd	2.31
Mediceo Paltac Holding Co	2.22
Denso Corporation	2.19
Zinifex Ltd	2.18

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS)

______________

The holdings mentioned above are described in the Domini PacAsia Social Equity Trust’s Portfolio of Investments at January 31, 2007, included herein. The composition of the Trust’s portfolio is subject to change.

Domini PacAsia Social Equity Fund — Performance Commentary	27

Total Return Since Inception (12/27/2006)
Domini PacAsia Social Equity Fund	0.30%
MSCI AC Asia Pacific	1.37%

Past performance is no guarantee of future results. The Fund’s return quoted above represents past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 60 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini PacAsia Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Morgan Stanley Capital International All Country Asia Pacific Index (MSCI AC Asia Pacific) is an unmanaged index of common stocks. Investors cannot invest directly in the MSCI AC Asia Pacific.

______________

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 03/07

28	Domini PacAsia Social Equity Fund — Performance Commentary

DOMINI PACASIA SOCIAL EQUITY TRUST

PORTFOLIO OF INVESTMENTS

JANUARY 31, 2007 (UNAUDITED)

COUNTRY/ SECURITY	INDUSTRY	SHARES	VALUE
Australia – 11.2%
Amcor Ltd	Materials	2,081	$11,768
Australia and New Zealand Banking Group Lt	Banks	9,097	205,125
Commonwealth Bank Of Australia	Banks	2,310	89,538
Insurance Australia Group Lt	Insurance	42,922	215,111
QBE Insurance Group Ltd	Insurance	12,029	286,984
Sonic Healthcare Ltd	Health Care Equipment & Services	9,155	102,826
Telstra Corp Ltd	Telecommunication Services	19,793	65,006
Westpac Banking Corporation	Banks	2,668	51,810
Zinifex Ltd	Materials	19,509	247,831
			1,275,999
China – 1.9%
Agile Property Holdings Ltd	Real Estate	60,416	49,360
Chaoda Modern Agriculture	Food & Beverage	106,903	75,566
Guangzhou R&F Properties	Real Estate	17,502	33,798
Nine Dragons Paper Holdings	Materials	6,886	11,693
TPV Technology Ltd	Technology Hardware & Equipment	66,223	40,960
			211,377
Hong Kong – 7.5%
Cathay Pacific Airways Ltd	Transportation	18,002	46,336
Chinese Estates Holdings Ltd	Real Estate	48,239	64,244
First Pacific Co	Diversified Financials	58,389	36,264
Great Eagle Holdings Ltd	Real Estate	20,620	67,465
Hang Lung Group Ltd	Real Estate	21,665	74,074
Hang Lung Properties Ltd	Real Estate	8,665	23,635
Henderson Land Development	Real Estate	16,142	93,226
Jardine Matheson Hldgs Ltd	Diversified Financials	1,593	37,436
Jardine Strategic Hldgs Ltd	Diversified Financials	2,359	33,262
Kingboard Chemicals Holdings	Technology Hardware & Equipment	9,553	39,330
Orient Overseas Intl Ltd	Transportation	5,875	39,197
Sun Hung Kai Properties	Real Estate	1,833	22,182
Swire Pacific Ltd ‘A’	Real Estate	7,164	82,245
Techtronic Industries Co	Consumer Durables & Apparel	18,014	27,682
Wharf Holdings Ltd	Real Estate	17,455	64,375
Wheelock & Co Ltd	Real Estate	45,418	97,476
			848,429
India – 1.7%
Gujarat Ambuja Cement	Materials	16,012	49,781
Hindalco Industries – 144A GDR	Materials	23,955	95,549
Infosys Technologies-sp ADR	Software & Services	874	50,692
			196,022

DOMINI PACASIA SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2007 (UNAUDITED)

COUNTRY/ SECURITY	INDUSTRY	SHARES	VALUE
Indonesia – 0.4%
Astra International Inc	Automobiles & Components	16,408	$26,776
Telekomunikasi TBK Pt	Telecommunication Services	21,966	22,811
			49,587
Japan – 56.2%
Alps Electric Co Ltd	Technology Hardware & Equipment	4,751	49,882
Amada Co Ltd	Capital Goods	22,220	238,071
Asahi Kasei Corporation	Materials	1,640	10,874
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	1,684	71,420
Brother Industries Ltd	Technology Hardware & Equipment	1,000	13,881
Central Japan Railway Co	Transportation	13	138,641
Dai Nippon Printing Co Ltd	Commercial Services & Supplies	18,399	287,789
Daito Trust Construct Co Ltd	Consumer Durables & Apparel	984	47,020
Denso Corporation	Automobiles & Components	6,202	248,162
DENTSU Inc	Media	42	125,000
East Japan Railway Co	Transportation	18	124,554
Eisai Co Ltd	Pharma, Biotech & Life Sciences	451	23,079
Fuji Film Holdings Corp	Consumer Durables & Apparel	8,557	352,297
Fujikura Ltd	Capital Goods	12,578	109,600
Honda Motor Co Ltd	Automobiles & Components	10,958	430,311
Joyo Bank Ltd	Banks	23,491	139,633
Kamigumi Co Ltd	Transportation	2,677	22,441
Kawasaki Kisen Kaisha Ltd	Transportation	25,206	217,552
Konica Minolta Holdings Inc (a)	Technology Hardware & Equipment	15,236	207,329
Kyocera Corporation	Technology Hardware & Equipment	1,627	149,169
Mediceo Paltac Holding Co	Health Care Equipment & Services	13,440	251,667
Mitsui Chemicals Inc	Materials	13,880	111,880
Mitsui Trust Holding Inc	Banks	15,163	165,595
Nintendo Company Ltd	Software & Services	40	11,772
Nippon Paper Group Inc	Materials	22	83,482
Nippon Telegraph & Telephone	Telecommunication Services	68	338,426
Nippon Yusen Kabushiki Kaish	Transportation	17,644	134,635
Nisshin Seifun Group Inc	Food & Beverage	13,542	139,271
Nisshinbo Industries Inc	Consumer Durables & Apparel	11,365	126,090
Nomura Holdings Inc	Diversified Financials	1,800	36,533
NTT Docomo Inc	Telecommunication Services	70	106,481
Orix Corporation	Diversified Financials	49	14,016
Pioneer Corporation	Consumer Durables & Apparel	1,620	22,701
Resona Holdings Inc	Banks	96	265,873
Ricoh Company Limited	Technology Hardware & Equipment	10,503	228,364
SBI Holdings Inc	Diversified Financials	353	136,431
Seiko Epson Corp	Technology Hardware & Equipment	6,510	175,451
Sharp Corp	Consumer Durables & Apparel	2,800	47,569
Shizuoka Bank Ltd	Banks	390	4,040
Sony Corporation	Consumer Durables & Apparel	1,378	63,227
Sumitomo Trust & Bkg	Banks	21,874	233,460
Suzuken Company Limited	Health Care Equipment & Services	358	12,401
Tokyo Steel Mfg Co Ltd	Materials	11,676	173,267

DOMINI PACASIA SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2007 (UNAUDITED)

COUNTRY/ SECURITY	INDUSTRY	SHARES	VALUE
Japan (continued)
Toppan Printing Company Ltd	Commercial Services & Supplies	24,406	$261,896
Toyo Seikan Kaisha Limited	Materials	12,487	225,563
			6,376,796
Malaysia – 1.7%
Golden Hope Plantations Bhd	Food & Beverage	10,900	20,240
Kuala Lumpur Kepong BHD	Food & Beverage	3,435	14,621
RHB Capital Berhad	Banks	15,918	16,461
Tenaga Nasional BHD	Utilities	19,456	68,364
YTL Corporation Berhad	Utilities	32,940	69,635
			189,321
New Zealand – 0.1%
Vector Ltd	Utilities	7,535	13,931
			13,931
Philippines – 0.5%
Globe Telecom Inc	Telecommunication Services	1,827	53,801
			53,801
Singapore – 2.2%
Capitamall Trust	Real Estate	2,274	4,796
DBS Group Holdings Ltd.	Banks	6,106	87,424
Jardine Cycle & Carriage Ltd	Retailing	6,884	63,170
United Overseas Bank	Banks	7,899	97,160
			252,550
South Korea – 7.7%
GS Engineering & Construction	Capital Goods	660	54,679
GS Holdings Corp	Energy	3,269	107,983
Hynix Semiconductor Inc (a)	Semiconductors & Semiconductor Equipment	2,180	72,358
Industrial Bank Of Korea	Banks	2,495	45,978
KCC Corp	Capital Goods	50	12,878
Kookmin Bank	Banks	166	13,206
Korea Investment Holdings Co	Diversified Financials	306	13,293
Korea Zinc Co Ltd	Materials	819	72,636
Korea Telecom Corp	Telecommunication Services	2,383	108,582
KT Freetel	Telecommunication Services	1,965	51,343
LG Corp	Capital Goods	2,402	73,093
LG Electronics Inc	Consumer Durables & Apparel	1,375	76,235
Pacific Corp	Household & Personal Products	424	67,552
Shinhan Financial Group Ltd	Banks	1,933	101,013
			870,829
Taiwan – 5.5%
China Steel Corp	Materials	112,363	116,025
Chunghwa Telecom Co Ltd	Telecommunication Services	42,476	81,528
Compal Electronics	Technology Hardware & Equipment	32,000	28,912
Far Eastern Textile	Capital Goods	33,000	27,862
Powerchip Semiconductor Corp	Semiconductors & Semiconductor Equipment	203,536	130,118

DOMINI PACASIA SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2007 (UNAUDITED)

COUNTRY/ SECURITY	INDUSTRY	SHARES	VALUE
Taiwan (continued)
Pro Mos Technologies Inc	Semiconductors &
	Semiconductor Equipment	287,394	$110,848
Quanta Computer Inc	Technology Hardware & Equipment	25,616	43,255
Siliconware Precision Inds	Semiconductors &
	Semiconductor Equipment	18,656	30,936
Taiwan Cooperative Bank	Banks	61,569	45,064
Taiwan Mobile Co., Ltd.	Telecommunication Services	17,000	16,470
			631,018
Thailand – 0.7%
Bangkok Bank Pub Co — For Reg	Banks	24,318	78,400
			78,400
Total Investments — 97.3% (Cost $10,970,083) (b)			11,048,060
Other Assets, less liabilities — 2.7%			302,544
Net Assets — 100.0%			$11,350,604

______________

(a)	Non-income producing security.
(b)

The aggregate cost for federal income taxes is $10,970,083. The aggregate gross unrealized appreciation is $260,022 and the aggregate gross unrealized depreciation is $182,045, resulting in net unrealized appreciation of $77,977.

144A — Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.

ADR — American Depository Receipt

GDR — Global Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI EUROPACIFIC SOCIAL EQUITY FUND

PERFORMANCE COMMENTARY

From the Fund’s inception on December 27, 2006, through January 31, 2007, the Fund returned 0.50%, while the MSCI EAFE index returned 1.75%. The Fund’s performance for the period was influenced by the process of initially investing the portfolio.

Stock selection had the strongest influence on Fund returns during this abbreviated period. Performance was helped by the Fund’s underweighting to the energy sector, the worst-performing sector in the EAFE Index. Particularly important was the exclusion, for social and environmental reasons, of British oil stocks BP and Royal Dutch Shell, which lost 6.5% and 4.5%, respectively, for the period. BP, a major component of the MSCI EAFE Index, experienced several high-profile safety problems in 2005 and 2006, including an explosion at its refinery in Texas City and a pipeline rupture in Alaska.

Among the Fund’s holdings, the Italian car maker Fiat and Austrian real estate company Immofinanz helped performance. Holdings that contributed negatively to Fund performance during the period were the German reinsurer Munich Re and Australian mining company Zinifex. Zinifex’s stock declined after a sharp drop in the market price of zinc, an industrial metal that is used for environmentally beneficial purposes such as corrosion prevention and batteries.

A notable holding for the period was the French pharmaceutical maker Sanofi-Aventis, which has substantial research programs on the treatment of malaria, and is a major company in the vaccine industry. After the six-month period, the company introduced a malaria medicine called ASAQ, which it developed as part of an initiative by Doctors Without Borders. Sanofi will not patent the medicine, allowing it to be produced as a generic product, and it plans to sell the pill at cost to international health agencies. A course of treatment with the new pill will cost less than a dollar for an adult and less than fifty cents for a child, a potentially momentous development in the world’s battle against malaria.

The Domini EuroPacific Social Equity Fund invests in the Domini EuroPacific Social Equity Trust. The table and bar chart below provide information as of January 31, 2007, about the ten largest holdings of the Domini EuroPacific Social Equity Trust and its portfolio holdings by industry sector and by country:

TEN LARGEST HOLDINGS

Company	% Net Assets
Allianz SE-Reg	3.00
Societe Generale	2.53
BNP Paribas	2.45
Vivendi SA	2.30
Royal Bank of Scotland Group	2.26
Muenchener Rueckver AG-Reg	2.21
Nippon Telegraph & Telephone	2.20
Severn Trent PLC	2.19
Dai Nippon Printing Co Ltd	2.11
Belgacom SA	1.99

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS)

______________

The holdings mentioned above are described in the Domini EuroPacific Social Equity Trust’s Portfolio of Investments at January 31, 2007, included herein. The composition of the Trust’s portfolio is subject to change.

34	Domini EuroPacific Social Equity Fund — Performance Commentary

Total Return Since Inception (12/27/2006)
Domini EuroPacific Social Equity Fund	0.50%
MSCI EAFE	1.75%

Past performance is no guarantee of future results. The Fund’s return quoted above represents past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 60 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini EuroPacific Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Morgan Stanley Capital International Europe Australasia Far East Index (MSCI EAFE) is an unmanaged index of common stocks. Investors cannot invest directly in the MSCI EAFE.

______________

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 03/07

Domini EuroPacific Social Equity Fund — Performance Commentary	35

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST

PORTFOLIO OF INVESTMENTS

JANUARY 31, 2007 (UNAUDITED)

COUNTRY/ SECURITY	INDUSTRY	SHARES	VALUE
Australia – 2.9%
Insurance Australia Group Lt	Insurance	4,823	$24,171
QBE Insurance Group Ltd	Insurance	1,665	39,723
Sonic Healthcare Ltd	Health Care Equipment & Services	543	6,099
Zinifex Ltd	Materials	3,774	47,943
			117,936
Austria – 3.0%
Immoeast AG (a)	Real Estate	2,560	38,256
Immofinanz AG (a)	Real Estate	4,614	69,849
Oesterreichische Post AG	Transportation	265	12,717
			120,822
Belgium – 3.5%
Belgacom SA	Telecommunication Services	1,798	81,167
Fortis Group	Diversified Financials	462	19,343
Omega Pharma SA	Health Care Equipment & Services	529	42,379
			142,889
China – 0.4%
Chaoda Modern Agriculture	Food & Beverage	19,826	14,014
TPV Technology Ltd	Technology Hardware & Equipment	2,000	1,237
			15,251
Denmark – 0.4%
Sydbank A/S	Banks	324	16,516
			16,516
Finland – 0.6%
Outokumpu OYJ	Materials	637	25,379
			25,379
France – 11.5%
Air France-KLM	Transportation	237	10,631
BNP Paribas	Banks	895	99,495
France Telecom SA	Telecommunication Services	373	10,276
Lafarge SA	Materials	235	35,881
Michelin(CGDE)-Cl B	Automobiles & Components	308	28,096
Sanofi-Aventis	Pharma, Biotech & Life Sciences	722	63,282
Societe Generale	Banks	585	103,004
Vallourec	Capital Goods	93	23,964
Vivendi SA	Media	2,282	93,646
			468,275
Germany – 7.0%
Allianz SE – Reg	Insurance	615	122,271
Deutsche Lufthansa – Reg	Transportation	1,423	39,682
Deutsche Telekom AG – Reg	Telecommunication Services	934	16,385
Epcos AG (a)	Technology Hardware & Equipment	815	14,933
Muenchener Rueckver AG – Reg	Insurance	571	89,780
ProSieben Sat.1 Media AG	Media	76	2,551
			285,602
Hong Kong – 2.3%
Cathay Pacific Airways Ltd	Transportation	3,944	10,152
Chinese Estates Hl	Real Estate	5,848	7,788

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2007 (UNAUDITED)

COUNTRY/ SECURITY	INDUSTRY	SHARES	VALUE
Hong Kong (continued)
Great Eagle Holdings Ltd	Real Estate	1,809	$5,919
Hang Lung Group Ltd	Real Estate	3,627	12,401
Henderson Land Development	Real Estate	906	5,232
Kingboard Chemicals Holdings	Technology Hardware & Equipment	1,470	6,052
Orient Overseas Intl Ltd	Transportation	532	3,549
Swire Pacific Ltd ‘A’	Real Estate	834	9,575
Techtronic Industries Co	Consumer Durables & Apparel	774	1,189
Wharf Holdings Ltd	Real Estate	1,971	7,269
Wheelock & Co Ltd	Real Estate	10,604	22,759
			91,885
Ireland – 1.8%
Bank Of Ireland	Banks	1,138	25,346
Fyffes PLC	Food & Staples Retailing	32,075	45,848
Total Produce PLC (a)	Food & Staples Retailing	2,997	2,804
			73,998
Italy – 3.3%
Fiat SPA (a)	Automobiles & Components	1,976	42,701
Ifil SPA	Diversified Financials	4,786	41,357
Pirelli & Co.	Capital Goods	49,037	50,595
			134,653
Japan – 24.0%
Alps Electric Co Ltd	Technology Hardware & Equipment	458	4,809
Amada Co Ltd	Capital Goods	1,584	16,971
Central Japan Railway Co	Transportation	1	10,665
Dai Nippon Printing Co Ltd	Commercial Services & Supplies	5,477	85,669
Denso Corporation	Automobiles & Components	709	28,369
DENTSU Inc	Media	1	2,976
Fuji Film Holdings Corp	Consumer Durables & Apparel	1,525	62,785
Fujikura Ltd	Capital Goods	1,629	14,195
Honda Motor Co Ltd	Automobiles & Components	1,976	77,596
Joyo Bank Ltd/the	Banks	2,781	16,531
Kawasaki Kisen Kaisha Ltd	Transportation	5,454	47,073
Konica Minolta Holdings Inc (a)	Technology Hardware & Equipment	3,087	42,007
Kyocera Corporation	Technology Hardware & Equipment	58	5,318
Mediceo Paltac Holding Co	Health Care Equipment & Services	2,585	48,405
Mitsui Chemicals Inc	Materials	919	7,408
Mitsui Trust Holding Inc	Banks	1,513	16,523
Nippon Paper Group Inc	Materials	2	7,589
Nippon Telegraph & Telephone	Telecommunication Services	18	89,582
Nisshin Seifun Group Inc	Food & Beverage	5,642	58,025
Nisshinbo Industries Inc	Consumer Durables & Apparel	2,638	29,267
NTT Docomo Inc	Telecommunication Services	1	1,521
Pioneer Corporation	Consumer Durables & Apparel	185	2,592
Resona Holdings Inc	Banks	22	60,929
Ricoh Company Limited	Technology Hardware & Equipment	2,388	51,922
SBI Holdings Inc	Diversified Financials	34	13,141
Seiko Epson Corp	Technology Hardware & Equipment	1,643	44,281

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2007 (UNAUDITED)

COUNTRY/ SECURITY	INDUSTRY	SHARES	VALUE
Japan (continued)
Tokyo Steel Mfg Co Ltd	Materials	2,483	$36,847
Toppan Printing Company Ltd	Commercial Services & Supplies	5,622	60,329
Toyo Seikan Kaisha Limited	Materials	1,776	32,081
			975,406
Netherlands – 4.4%
Arcelor Mittal	Materials	666	30,879
Fugro NV-CVA	Energy	397	18,799
ING Groep NV-CVA	Diversified Financials	1,187	51,748
Koninkijke KPN NV	Telecommunication Services	1,114	15,996
Koninklijke DSM NV	Materials	449	22,195
SNS Reaal	Insurance	732	16,123
Unilever NV-CVA	Food & Beverage	890	23,616
			179,356
New Zealand – 0.2%
Contact Energy Ltd	Utilities	697	4,130
Vector Ltd	Utilities	2,571	4,753
			8,883
Norway – 2.4%
Bergesen Worldwide Gas ASA	Energy	750	9,011
Fred Olsen Energy ASA (a)	Energy	259	11,455
Statoil ASA	Energy	2,915	77,492
			97,958
Philippines – 0.2%
Globe Telecom Inc	Telecommunication Services	248	7,303
			7,303
Singapore – 0.4%
DBS Group Holdings Ltd.	Banks	519	7,431
Jardine Cycle & Carriage Ltd	Retailing	670	6,148
United Overseas Bank	Banks	380	4,674
			18,253
South Korea – 2.0%
GS Holdings Corp	Energy	596	19,687
Hynix Semiconductor Inc (a)	Semiconductors & Semiconductor Equipment	180	5,975
Industrial Bank Of Korea	Banks	407	7,500
Korea Zinc Co Ltd	Materials	95	8,425
Korea Telecom Corp	Telecommunication Services	273	12,439
KT Freetel	Telecommunication Services	152	3,972
LG Corp	Capital Goods	494	15,033
Pacific Corp	Household & Personal Products	56	8,922
			81,953

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2007 (UNAUDITED)

COUNTRY/ SECURITY	INDUSTRY	SHARES	VALUE
Spain – 1.1%
Ac.Acerinox	Materials	1,014	$27,591
Corporacion Financiera Alba	Diversified Financials	135	9,341
Sacyr Vallehermoso SA	Capital Goods	124	7,493
			44,425
Sweden – 4.0%
Boliden AB	Materials	307	7,116
Electrolux AB-Ser B (a)	Consumer Durables & Apparel	1,483	27,989
Industrivarden AB-C shares	Diversified Financials	1,094	42,001
Investor AB-B shares	Diversified Financials	974	23,485
Scania AB-B shares	Capital Goods	845	60,396
			160,987
Switzerland – 3.2%
Baloise Holding -R	Insurance	208	20,987
Geberit AG-Reg	Capital Goods	11	18,521
Roche Holding AG	Pharma, Biotech & Life Sciences	239	44,762
Swiss Re-reg	Insurance	269	22,291
Swisscom AG-Reg	Telecommunication Services	62	23,080
			129,641
Taiwan – 0.4%
China Steel Corp	Materials	8,068	8,331
Powerchip Semiconductor Corp	Semiconductors & Semiconductor Equipment	2,752	1,759
Pro Mos Technologies Inc (a)	Semiconductors & Semiconductor Equipment	17,903	6,905
			16,995
United Kingdom – 18.6%
3i Group PLC	Diversified Financials	3,143	64,905
Arriva PLC	Transportation	472	6,643
Aviva PLC	Insurance	4,200	67,495
Bellway PLC	Consumer Durables & Apparel	432	11,923
BG Group PLC	Energy	502	6,569
BT Group PLC	Telecommunication Services	1,791	10,727
Firstgroup PLC	Transportation	1,446	15,412
GlaxoSmithKline PLC	Pharma, Biotech & Life Sciences	1,573	42,028
HBOS PLC	Banks	2,967	64,523
Kelda Group PLC	Utilities	1,280	23,376
Legal & General Group PLCE	Insurance	608	1,842
National Grid PLC	Utilities	1,883	28,307
Next PLC	Retailing	719	27,486
Resolution PLC	Insurance	915	11,677
Royal Bank Of Scotland Group	Banks	2,302	92,146
Scottish Power PLC	Utilities	2,021	29,551
Severn Trent PLC	Utilities	3,219	89,157
Standard Life PLC (a)	Insurance	11,127	64,033
Taylor Woodrow PLC	Consumer Durables & Apparel	2,040	16,252
The Berkeley Grp Holdings	Consumer Durables & Apparel	568	16,666
Trinity Mirror PLC	Media	1,929	18,048

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2007 (UNAUDITED)

COUNTRY/ SECURITY	INDUSTRY	SHARES	VALUE
United Kingdom (continued)
Vodafone Group PLC	Telecommunication Services	713	$2,066
Whitbread PLC (a)	Consumer Services	321	10,185
Wimpey (George) PLC	Consumer Durables & Apparel	3,404	35,847
			756,864
Total Investments — 97.6% (Cost $3,949,906) (b)			3,971,230
Other Assets, less liabilities — 2.4%			97,842
Net Assets — 100.0%			$4,069,072

______________

(a)	Non-income producing security.
(b)

The aggregate cost for federal income tax purposes is $3,950,076. The aggregate gross unrealized appreciation is $87,015 and the aggregate gross unrealized depreciation is $65,861, resulting in net unrealized appreciation of $21,154.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

PERFORMANCE COMMENTARY

For the six months ended January 31, 2007, the Fund returned 2.77%, while the Lehman Brothers Intermediate Aggregate Index (LBIA) returned 3.44%. The Fund’s investments in mortgage-backed securities — investments that can play an important social role by helping to make housing more affordable — played an important role in performance during the period. An underweighting to standard mortgage-backed bonds, which are backed by pools of individual home mortgages, hurt Fund performance, as that sector outperformed the general bond market. At the same time, the Fund’s position in project loans, which help provide financing for multiple residences like low-income housing projects and nursing homes, also hurt, as that sector (which is not represented in the LBIA Index) modestly underperformed the market. The Fund’s relative performance was helped by its avoidance of Treasuries, which are excluded by Domini’s Global Investment Standards.

The Domini Social Bond Fund is designed to use the power of fixed-income investing to revitalize struggling communities. The Fund seeks investments that increase access to capital for those historically underserved by mainstream financial services providers, that create public goods for those most in need, and that use financial innovation in the service of the economically disadvantaged. All holdings are evaluated according to their social impact, using Domini’s five-level Community Impact Gradient.

The Fund invests primarily in intermediate-maturity, investment-grade fixed-income securities issued by government agencies, corporations, and other institutions, with a particular focus on mortgage-backed securities that help provide affordable housing. Ginnie Mae is a wholly owned government corporation that guarantees privately issued securities backed by pools of mortgages insured by the Federal Housing Administration, the Department of Veterans Affairs, and the Department of Agriculture under the Rural Housing Service Program. Fannie Mae and Freddie Mac are government-chartered, but shareholder-owned, corporations whose mandate is to enhance liquidity in the secondary mortgage markets. (Ginnie Maes are guaranteed by the full faith and credit of the U.S. Treasury as to the timely payment of principal and interest. Freddie Macs and Fannie Maes are backed by their respective issuer only, and are not guaranteed or insured by the U.S. government or the U.S. Treasury.)

The Fund allocates up to 10% of its assets directly to community development banks and credit unions, and other investments with innovative approaches to small business development, community revitalization, rural development, education, environmental recovery, and healthcare. Some of the Fund’s community development investments may be unrated, illiquid, and carry greater credit risks than its other investments.

41

The bar chart below provides information as of January 31, 2007, about the percentage of the Fund’s portfolio holdings invested in various types of debt obligations:

PORTFOLIO COMPOSITION (% OF NET ASSETS)

The Domini Social Bond Fund is not insured and is subject to market risks, interest rate risks, and credit risks. Investment return, principal value, and yield of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may lose money.

During periods of rising interest rates, bond funds can lose value. The Fund’s community development investments may be unrated and may carry greater risks than the Fund’s other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates these securities may prepay the principal due, which may lower the Fund’s return by causing it to reinvest at lower interest rates.

______________

The holdings mentioned above are described in the Fund’s Portfolio of Investments at January 31, 2007, included herein. The composition of the Fund’s portfolio is subject to change.

42	Domini Social Bond Fund — Performance Commentary

AVERAGE ANNUAL TOTAL RETURNS

		Domini Social Bond Fund Investor Shares (DSBFX)	Lehman Brothers Intermediate Aggregate Index (LBIA)
As of 12-31-06	1 Year	3.38%	4.58%
	5 Year	3.75%	4.70%
	Since Inception	5.40%(1)	6.25%(1)
As of 1-31-07	1 Year	3.21%	4.48%
	5 Year	3.57%	4.56%
	Since Inception	5.31%(1)	6.17%(1)

COMPARISON OF $10,000 INVESTMENT IN THE

DOMINI SOCIAL BOND FUND INVESTOR SHARES AND LBIA

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 60 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Bond Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Lehman Brothers Intermediate Aggregate Index (LBIA) is an unmanaged index of intermediate investment-grade fixed-income securities. Investors cannot invest directly in the LBIA.

______________

(1) Since June 1, 2000.

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 03/07

Domini Social Bond Fund — Performance Commentary	43

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS

JANUARY 31, 2007 (UNAUDITED)

	PRINCIPAL AMOUNT	VALUE (NOTE 1)
U.S. Government Agency Obligations — 28.2%
FANNIE MAE:
3.850%, 4/14/2009	$500,000	$487,235
4.500%, 2/15/2011	750,000	735,473
4.625%, 10/15/2013	2,340,000	2,279,319
5.000%, 4/15/2013	500,000	488,990
5.500%, 3/15/2011	300,000	304,546
6.200%, 6/13/2017	1,000,000	1,002,286
FEDERAL AGRICULTURE MORTGAGE CORPORATION:
6.680%, 6/10/2014	1,000,000	1,096,169
FEDERAL FARM CREDIT BANK:
6.300%, 6/6/2011	250,000	262,553
FEDERAL HOME LOAN BANK:
4.000%, 12/19/2011	450,000	428,738
5.000%, VR, 12/16/2011	500,000	492,202
5.480%, 9/22/2008	500,000	501,611
5.490%, 12/22/2008	1,500,000	1,506,635
5.500%, 8/15/2008	250,000	251,198
5.575%, 2/17/2009	555,000	560,115
6.625%, 11/15/2010	465,000	489,747
7.375%, 2/12/2010	500,000	531,812
FREDDIE MAC:
4.750%, 3/18/2013	1,000,000	968,698
5.000%, 4/22/2013	1,000,000	976,738
5.000%, 7/23/2018	750,000	708,276
5.500%, 9/15/2011	3,330,000	3,386,600
U.S. SMALL BUSINESS ADMINISTRATION:
2003-10C 1, 3.530%, 5/1/2013	312,198	298,083
2003-20D 1, 4.760%, 4/1/2023	461,571	449,445
2003-20E 1, 4.640%, 5/1/2023	457,989	442,861
2003-20F 1, 4.070%, 6/1/2023	404,999	378,587
2003-20G 1, 4.350%, 7/1/2023	223,657	212,469
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $19,392,559)		19,240,386
U.S. Government Agency Mortgage Securities — 43.0%
FANNIE MAE:
13743, 6.280%, VR, 11/1/2019	12,114	12,257
250168, 8.000%, 12/1/2009	26,623	27,168
252120, 7.500%, 8/1/2025	42,218	44,007
402999, 7.375%, VR, 10/1/2027	4,675	4,755
526882, 6.853%, VR, 2/1/2029	8,967	9,147
696355, 5.500%, 3/1/2033	1,421,449	1,402,110
789089, 5.500%, 8/1/2019	569,501	567,834
892917, 6.500%, 8/1/2036	2,134,639	2,170,867
FANNIE MAE CMO:
1990-99 K, 6.500%, 8/25/2020	18,185	18,644
1993-106 Z, 7.000%, 6/25/2013	6,300	6,480
2003-66 MB, 3.500%, 5/25/2023	591,911	548,522
2003-73 GA, 3.500%, 5/25/2031	684,220	640,099
2005-M1 A, 4.479%, 10/26/2031	491,848	479,035

DOMINI SOCIAL BOND FUND / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2007 (UNAUDITED)

	PRINCIPAL AMOUNT	VALUE (NOTE 1)
U.S. Government Agency Mortgage Securities (continued)
FREDDIE MAC:
845025, 5.747%, VR, 12/1/2018	$18,616	$19,012
A18404, 5.500%, 2/1/2034	586,927	578,946
A30028, 6.000%, 11/1/2034	315,478	317,308
A51729, 6.500%, 8/1/2036	1,862,468	1,894,077
B11108, 5.500%, 11/1/2018	1,038,509	1,035,373
B11109, 4.500%, 11/1/2018	1,104,527	1,061,520
C77635, 5.500%, 2/1/2033	1,293,948	1,277,078
FREDDIE MAC CMO:
1208 D, 4.210%, VR, 2/15/2022	23,522	23,515
2302 J, 6.500%, 4/15/2031	94,691	96,082
2628 LE, 3.250%, 6/15/2033	510,083	480,684
GINNIE MAE CMO:
2001-34, 6.403%, VR, 10/16/2020	809,540	817,702
2001-44, 6.114%, 11/16/2021	147,101	148,075
2002-26 C, 5.995%, VR, 2/16/2024	935,894	945,799
2002-37 C, 5.878%, 6/16/2024	1,000,000	1,011,781
2002-9, 5.881%, 3/16/2024	264,757	264,852
2003-36 C, 4.254%, 2/16/2031	1,000,000	961,820
2003-78 C, 5.476%, VR, 2/16/2031	1,000,000	994,541
2004-6 C, 4.660%, 7/16/2033	1,000,000	964,920
2004-77 AB, 4.368%, 11/16/2030	899,569	866,796
2005-42 B, 4.571%, 9/15/2027	1,000,000	967,747
2005-67 B, 4.751%, 10/16/2026	1,000,000	975,842
2005-87, 4.449%, 3/16/2025	924,736	904,769
2005-89, 4.811%, 5/16/2027	972,234	955,965
2005-90, 3.760%, 9/16/2028	974,174	938,812
2006-05 A, 4.241%, 7/16/2029	975,725	949,625
2006-9 B, 5.269%, 3/16/2037	1,000,000	980,131
2006-3 A, 4.212%, VR, 1/16/2028	975,057	948,750
2005-79 A, 3.998%, VR, 10/16/2033	965,486	937,706
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
2038, 8.500%, 7/20/2025	11,660	12,550
2380, 8.500%, 2/20/2027	25,096	26,850
3233, 5.500%, 5/20/2017	565,450	563,840
615760, 5.500%, 8/15/2028	485,398	481,855
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE SECURITIES
(COST $29,853,041)		29,335,248
Corporate Obligations — 13.4%
Anadarko Petroleum Corporation, 5.950%, 9/15/2016	600,000	595,847
Bank of America Corporation, 5.750%, 8/15/2016	700,000	711,889
Cisco Systems Inc., 5.500%, 2/22/2016	600,000	599,769
CIT Group Inc., 5.600%, 4/27/2011	700,000	705,280
Citigroup Inc., 5.300%, 1/7/2016	700,000	693,321
Comcast Corporation, 4.950%, 6/15/2016	600,000	562,730
Goldman Sachs Group Inc., 5.350%, 1/15/2016	600,000	587,735
John Deere Capital Corporation, 3.625%, 5/25/2007	600,000	596,767
Lehman Brothers Holdings Inc., 5.250%, 2/6/2012	700,000	696,279
Merck & Co., Inc., 5.125%, 11/15/2011	600,000	596,336
Procter & Gamble Company, 8.500%, 8/10/2009	610,000	657,348
SBC Communications, 5.100%, 9/15/2014	600,000	581,253
Southwest Airlines Co., 5.125%, 3/1/2017	600,000	555,260

DOMINI SOCIAL BOND FUND / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2007 (UNAUDITED)

	PRINCIPAL AMOUNT	VALUE (NOTE 1)
Corporate Obligations (continued)
Verizon Communications, 5.550%, 2/15/2016	$335,000	$331,741
Wachovia Corporation, 5.300%, 10/15/2011	700,000	701,044
TOTAL CORPORATE OBLIGATIONS
(COST $9,208,636)		9,172,599
Corporate Mortgage Securities — 3.1%
CRFCM 2004-1A A 144A, 5.500%, 4/25/2035	1,767,657	1,732,215
WFMBS 2003-8 A7, 4.500%, 8/25/2018	389,487	354,890
TOTAL CORPORATE MORTGAGE SECURITIES
(Cost $2,147,893)		2,087,105
State & Municipal Obligations — 5.7%
City of Cleveland, OH, 4.350%, 12/1/2011 (Insured: AMBAC)	500,000	480,395
City of Zion, IL, 6.250%, 12/1/2012 (Insured: FGIC)	250,000	257,580
Hudson County, NJ, Improvement Authority, 7.240%, 9/1/2008
(Insured: AMBAC)	195,000	200,417
Hudson County, NJ, Improvement Authority, 7.290%, 9/1/2009
(Insured: AMBAC)	175,000	183,005
Kentucky State Property and Buildings Commission, 3.960%,
10/1/2009 (Insured: MBIA)	300,000	290,073
Los Angeles, CA, Community Redevelopment Agency, 6.600%,
9/1/2020 (Insured: FSA)	515,000	549,478
New Jersey Economic Development Authority, 3.700%, 4/1/2008
(Insured: AMBAC)	200,000	196,296
North Carolina State University at Raleigh, 6.160%, 10/1/2009	400,000	407,212
Pennsylvania Economic Development Financing Authority, 5.650%,
6/1/2015 (Insured: FGIC)	380,000	381,775
State of Mississippi, 3.510%, 11/1/2009	500,000	477,920
Texas Public Finance Authority, 3.125%, 6/15/2007	250,000	247,965
Yazoo County, MS, 4.200%, 9/1/2008 (Insured: AMBAC)	225,000	221,074
TOTAL STATE & MUNICIPAL OBLIGATIONS
(Cost $4,021,919)		3,893,190
Certificates of Deposit — 4.4%
Albina Community Bank, 4.410%, 7/29/2007	100,000	100,000
Appalachian Federal Credit Union, 4.250%, 4/17/2007	100,000	100,000
Carver Federal Savings Bank, 4.930%, 11/12/2007	100,000	100,000
Central Bank of Kansas City, 4.760%, 5/29/2007	100,000	100,000
Citizens Savings Bank & Trust, 5.100%, 6/30/2007	100,000	100,000
City First Bank of D.C., 3.900%, 2/5/2007	100,000	100,000
City National Bank of Newark, NJ, 4.880%, 11/14/2007	100,000	100,000
Community Commerce Bank, 5.300%, 6/1/2007	100,000	100,000
Communitywide Federal Credit Union, 5.300%, 12/31/2007	100,000	100,000
Dakotaland Federal Credit Union, 4.040%, 4/22/2007	100,000	100,000
Delta Southern Bank, 5.000%, 6/21/2007	100,000	100,000
Elk Horn Bank and Trust, 5.300%, 6/20/2007	100,000	100,000
First Bank of the Delta, N.A., 4.500%, 6/26/2007	100,000	100,000
First Delta Federal Credit Union, 3.500%, 7/29/2007	100,000	100,000
Harbor Bank of Maryland, 4.000%, 7/25/2007	100,000	100,000
Latino Community Credit Union, 4.000%, 5/31/2007	100,000	100,000
Legacy Bank, 4.150%, 7/26/2007	100,000	100,000
Liberty Bank and Trust Co., 3.250%, 12/5/2007	100,000	100,000
Louisville Community Development Bank, 4.000%, 6/25/2007	100,000	100,000
Lower East Side People’s Federal Credit Union, 2.250%, 12/6/2007	100,000	100,000

DOMINI SOCIAL BOND FUND / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2007 (UNAUDITED)

	PRINCIPAL AMOUNT	VALUE (NOTE 1)
Certificates of Deposit (continued)
Mission Community Bank, 4.590%, 12/3/2007	$100,000	$100,000
Neighborhood National Bank, 4.300%, 6/1/2007	100,000	100,000
Northside Community Federal Credit Union, 4.000%, 6/27/2007	100,000	100,000
One United Bank, 4.500%, 5/27/2007	100,000	100,000
Opportunities Credit Union, 3.000%, 7/21/2007	100,000	100,000
Santa Cruz Community Credit Union, 3.690%, 3/1/2007	100,000	100,000
Self-Help Credit Union, 5.000%, 12/13/2007	100,000	100,000
Shore Bank Pacific, 4.470%, 11/6/2007	100,000	100,000
University National Bank, 5.250%, 7/26/2007	100,000	100,000
Wainwright Bank & Trust Company, 4.120%, 5/10/2007	100,000	100,000
TOTAL CERTIFICATES OF DEPOSIT
(Cost $3,000,000)		3,000,000
Cash Equivalents — 2.7%
INVESTMENT IN REPURCHASE AGREEMENTS:
Investors Bank & Trust, dated 1/31/07, 3.50% due 2/1/07, maturity amount 1,516,768 (collaterized by: U.S. Government Agency Obligations, U.S. Small Business Administration, 505661, 7.375%, 2/25/2013, market value $409,016; U.S. Government Agency Obligations, U.S. Small Business Administration, Pool 504090, 7.875%, 3/25/2023, market value $362,188; U.S. Government Agency Obligations, U.S. Small Business Administration, Pool 505247, 8.625%, 4/25/2013, market value $408,382; U.S. Government Agency Mortgage Securities, Fannie Mae, FN799641, 4.691%, 11/01/2034, market value $412,865)	1,516,621	1,516,621
MONEY MARKET DEMAND ACCOUNTS:
Self-Help Credit Union, 4.900%, 2/1/2007 (a)	224,211	224,211
University National Bank, 2.510%, 2/1/2007 (a)	107,585	107,585
TOTAL CASH EQUIVALENTS
(Cost $1,848,417)		1,848,417
Total Investments — 100.5%
(Cost $69,472,465) (b)		68,576,945
Other Liabilities, less assets — (0.5)%		(318,460)
Net Assets — 100.0%		$68,258,485

______________

(a)

Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

(b)

The aggregate cost for book and federal income tax purposes is $69,472,465. The aggregate gross unrealized appreciation is $149,422, and the aggregate gross unrealized depreciation is $1,044,942, resulting in net unrealized depreciation of $895,520.

AMBAC — American Municipal Bond Assurance Corp.

CMO — Collateralized Mortgage Obligation

FGIC — Financial Guarantee Insurance Co.

FSA — Financial Security Assurance Co.

MBIA — Municipal Bond Investors Assurance

VR — Variable interest rate. Rate shown is that on January 31, 2007.

144A — Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI FUNDS

EXPENSE EXAMPLE

As a shareholder of the Domini Funds, you incur two types of costs:

•	Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the Fund after holding them less than 60 days
•	Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on August 1, 2006, and held through January 31, 2007.

Actual Expenses

The line of the table captioned “Actual Expenses” below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

•	Divide your account value by $1,000.
•	Multiply your result in step 1 by the number in the first line under the heading “Expenses Paid During Period” in the table.
•	The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Expenses	Beginning Account Value as of 8/1/2006	Ending Account Value as of 1/31/2007	Expenses Paid During Period 8/1/2006 – 1/31/2007
Domini Social Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,154.20	$5.54[1]
	Hypothetical Expenses
	(5% return before expenses)	$1,000.00	$1,020.06	$5.19[1]
Domini Social Equity Fund Class R Shares	Actual Expenses	$1,000.00	$1,156.70	$3.81[1]
	Hypothetical Expenses
	(5% return before expenses)	$1,000.00	$1,021.68	$3.57[1]
Domini European Social Equity Fund	Actual Expenses	$1,000.00	$1,215.40	$8.88[2]
	Hypothetical Expenses
	(5% return before expenses)	$1,000.00	$1,017.19	$8.08[2]
Domini PacAsia Social Equity Fund	Actual Expenses	$1,000.00	$1,015.33	$7.82[3]
	Hypothetical Expenses
	(5% return before expenses)	$1,000.00	$1,017.44	$7.83[3]
Domini EuroPacific Social Equity Fund	Actual Expenses	$1,000.00	$1,025.56	$7.86[4]
	Hypothetical Expenses
	(5% return before expenses)	$1,000.00	$1,017.44	$7.83[4]
Domini Social Bond Fund	Actual Expenses	$1,000.00	$1,027.70	$4.86[5]
	Hypothetical Expenses
	(5% return before expenses)	$1,000.00	$1,020.42	$4.84[5]
1

Expenses are equal to the Fund’s annualized expense ratio of 1.02% for Investor shares, or 0.70% for Class R shares, multiplied by average account value over the period, multiplied by 184, and divided by 365. The example reflects the aggregate expenses of the Fund and the Domini Social Equity Trust, the underlying portfolio in which the Fund invests.

2

Expenses are equal to the Fund’s annualized expense ratio of 1.59%, multiplied by average account value over the period, multiplied by 184, and divided by 365. The example reflects the aggregate expenses of the Fund and the Domini European Social Equity Trust, the underlying portfolio in which the Fund invests.

3

Expenses are equal to the Fund’s annualized expense ratio of 1.54%, multiplied by average account value over the period, multiplied by 184, and divided by 365. The example reflects the aggregate expenses of the Fund and the Domini PacAsia Social Equity Trust, the underlying portfolio in which the Fund invests.

4

Expenses are equal to the Fund’s annualized expense ratio of 1.54%, multiplied by average account value over the period, multiplied by 184, and divided by 365. The example reflects the aggregate expenses of the Fund and the Domini EuroPacific Social Equity Trust, the underlying portfolio in which the Fund invests.

5	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by average account value over the period, multiplied by 184, and divided by 365.

Domini Funds — Expense Example	49

THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

DOMINI EUROPEAN SOCIAL EQUITY TRUST

DOMINI PACASIA SOCIAL EQUITY TRUST

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JANUARY 31, 2007 (UNAUDITED)

ASSETS:
Investments at cost
Investments at value
Cash
Foreign currency
Receivable for securities sold
Dividend and tax reclaim receivables
Total assets
LIABILITIES:
Payable for securities purchased
Management fee payable
Other accrued expenses
Total liabilities
NET ASSETS APPLICABLE TO INVESTORS’ BENEFICIAL INTERESTS

	Domini Social Equity Trust	Domini European Social Equity Trust	Domini PacAsia Social Equity Trust	Domini EuroPacific Social Equity Trust
ASSETS:
Investments at cost	$1,215,349,476	$91,005,011	$10,970,083	$3,949,906
Investments at value	$1,368,997,248	$108,006,023	$11,048,060	$3,971,230
Cash	5,260,036	2,944,193	437,591	176,038
Foreign currency	—	27,265	665	348
Receivable for securities sold	69,541,040	—	500	13,548
Dividend and tax reclaim receivables	1,359,483	99,733	50	65
Total assets	1,445,157,807	111,077,214	11,486,866	4,161,229
LIABILITIES:
Payable for securities purchased	65,571,306	85	130,147	89,825
Management fee payable	349,007	68,525	6,083	2,315
Other accrued expenses	47,128	1,256	32	17
Total liabilities	65,967,441	69,866	136,262	92,157
NET ASSETS APPLICABLE TO INVESTORS’ BENEFICIAL INTERESTS	$1,379,190,366	$111,007,348	$11,350,604	$4,069,072

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

DOMINI EUROPEAN SOCIAL EQUITY TRUST

DOMINI PACASIA SOCIAL EQUITY TRUST

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST

STATEMENTS OF OPERATIONS

INVESTMENT INCOME:
Dividends (net of foreign taxes of $0, $32,059, $0 and $539, respectively)
EXPENSES:
Management fee
Custody fees
Professional fees
Trustees fees
Miscellaneous
Total expenses
Fees paid indirectly
Fees waived
Net expenses
NET INVESTMENT INCOME (LOSS)
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS) FROM:
Investments
Foreign currency
Net realized gain (loss)
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments
Translation of assets and liabilities in foreign currencies
Net change in unrealized appreciation (depreciation)
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS

	Domini Social Equity Trust	Domini European Social Equity Trust	Domini PacAsia Social Equity Trust	Domini EuroPacific Social Equity Trust
	FOR THE SIX MONTHS ENDED JANUARY 31, 2007 (UNAUDITED)	FOR THE SIX MONTHS ENDED JANUARY 31, 2007 (UNAUDITED)	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JANUARY 31, 2007 (UNAUDITED)	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JANUARY 31, 2007 (UNAUDITED)
INVESTMENT INCOME:
Dividends (net of foreign taxes of $0, $32,059, $0 and $539, respectively)	$12,766,080	$496,957	$50	$5,370
EXPENSES:
Management fee	1,668,808	312,583	6,853	2,605
Custody fees	215,308	76,386	19,016	19,152
Professional fees	76,926	1,639	500	500
Trustees fees	27,219	1,518	—	—
Miscellaneous	27,189	598	932	918
Total expenses	2,015,450	392,724	27,301	23,174
Fees paid indirectly	(120,919)	(37,148)	(6,864)	(2,581)
Fees waived	(83,266)	(31,692)	(13,552)	(17,970)
Net expenses	1,811,265	323,884	6,885	2,623
NET INVESTMENT INCOME (LOSS)	10,954,815	173,073	(6,835)	2,747
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS) FROM:
Investments	325,596,363	2,740,471	(40,613)	(13,643)
Foreign currency	—	(38,375)	21,909	9,190
Net realized gain (loss)	325,596,363	2,702,096	(18,704)	(4,453)
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	(127,833,159)	13,329,116	77,977	21,324
Translation of assets and liabilities in foreign currencies	—	(4,519)	(380)	(415)
Net change in unrealized appreciation (depreciation)	(127,833,159)	13,324,597	77,597	20,909
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY	197,763,204	16,026,693	58,893	16,456
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$208,718,019	$16,199,766	$52,058	$19,203

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

DOMINI EUROPEAN SOCIAL EQUITY TRUST

DOMINI PACASIA SOCIAL EQUITY TRUST

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Domini Social Equity Trust
	SIX MONTHS ENDED JANUARY 31, 2007 (UNAUDITED)	YEAR ENDED JULY 31, 2006
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$10,954,815	$22,399,802
Net realized gain (loss)	325,596,363	(38,712,595)
Net change in unrealized appreciation (depreciation)	(127,833,159)	38,008,922
Net Increase (Decrease) in Net Assets Resulting from Operations	208,718,019	21,696,129
TRANSACTIONS IN INVESTORS’ BENEFICIAL INTEREST:
Additions	13,636,418	245,457,285
Reductions	(250,784,957)	(471,501,091)
Net Increase (Decrease) in Net Assets from Transactions in Investors’ Beneficial Interests	(237,148,539)	(226,043,806)
Total (Decrease) Increase in Net Assets	(28,430,520)	(204,347,677)
NET ASSETS:
Beginning of period	1,407,620,886	1,611,968,563
End of period	$1,379,190,366	$1,407,620,886

	Domini European Social Equity Trust		Domini PacAsia Social Equity Trust	Domini EuroPacific Social Equity Trust
	SIX MONTHS ENDED JANUARY 31, 2007 (UNAUDITED)	FOR THE PERIOD OCTOBER 3, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2006	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JANUARY 31, 2007 (UNAUDITED)	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JANUARY 31, 2007 (UNAUDITED)
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$173,073	$976,092	$(6,835)	$2,747
Net realized gain (loss)	2,702,096	1,574,769	(18,704)	(4,453)
Net change in unrealized appreciation (depreciation)	13,324,597	3,677,012	77,597	20,909
Net Increase (Decrease) in Net Assets Resulting from Operations	16,199,766	6,227,873	52,058	19,203
TRANSACTIONS IN INVESTORS’ BENEFICIAL INTEREST:
Additions	42,196,906	51,295,957	11,298,807	4,493,690
Reductions	(3,322,208)	(1,590,946)	(261)	(443,821)
Net Increase (Decrease) in Net Assets from Transactions in Investors’ Beneficial Interests	38,874,698	49,705,011	11,298,546	4,049,869
Total (Decrease) Increase in Net Assets	55,074,464	55,932,884	11,350,604	4,069,072
NET ASSETS:
Beginning of period	55,932,884	—	—	—
End of period	$111,007,348	$55,932,884	$11,350,604	$4,069,072

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

DOMINI SOCIAL EQUITY TRUST

	SIX MONTHS ENDED JANUARY 31, 2007 (UNAUDITED)		YEAR ENDED JULY 31,
			2006		2005		2004		2003		2002
Net assets (in millions)	$1,379		$1,408		$1,612		$1,527		$1,318		$1,239
Total return	15.84%		1.46%		11.48%		12.01%		12.13%		(22.71%)
Ratio of net investment income (loss) to average net assets (annualized)	1.53%		1.48%		1.92%		1.25%		1.32%		1.02%
Ratio of expenses to average net assets (annualized)	0.27	%(1)(2)	0.22	%(2)	0.23	%(2)	0.24	%(2)	0.23	%(1)(2)	0.22	%(2)
Portfolio turnover rate	82%		12%		9%		8%		8%		13%

(1)

Reflects an expense reimbursement and fee waiver by the Manager of 0.01% for the six months ended January 31, 2007 and 0.01% for the year ended July 31, 2003. Had the Manager not waived its fee and reimbursed expenses, the ratio of expenses to average net assets would have been 0.28% for the six months ended January 31, 2007 and 0.24% for the year ended July 31, 2003.

(2)

Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratios would have been 0.25% for the six months ended January 31, 2007, and 0.21%, 0.22%, 0.24%, 0.23%, and 0.22% for the years ended July 31, 2006, 2005, 2004, 2003, and 2002, respectively.

DOMINI EUROPEAN SOCIAL EQUITY TRUST

	SIX MONTHS ENDED JANUARY 31, 2007 (UNAUDITED)		FOR THE PERIOD OCTOBER 3, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2006
Net assets (in millions)	$111		$56
Total return	22.02%		25.96	%*
Ratio of net investment income to average net assets (annualized)	0.42%		3.92%
Ratio of expenses to average net assets (annualized)	0.87	%(1)(2)	0.88	%(1)(2)
Portfolio turnover rate	37%		69	%*

*	Not annualized.
(1)

Reflects a fee waiver by the Manager of 0.08% for the six months ended January 31, 2007 and 0.47% for the period ended July 31, 2006. Had the Manager not waived its fee, the ratio of expenses to average net assets would have been 0.95% for the six months ended January 31, 2007 and 1.35% for the period ended July 31, 2006.

(2)

Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratios would have been 0.78% for the six months ended January 31, 2007 and 0.77% for the period ended July 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

DOMINI PACASIA SOCIAL EQUITY TRUST

	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JANUARY 31, 2007 (UNAUDITED)
Net assets (in millions)	$11
Total return	0.44	%*
Ratio of net investment loss to average net assets (annualized)	(0.75%)
Ratio of expenses to average net assets (annualized)	1.51	%(1)(2)
Portfolio turnover rate	0.4	%*

*	Not annualized.
(1)

Reflects an expense reimbursement and fee waiver of 1.48% for the period ended January 31, 2007. Had the Manager not waived its fee, the ratio of expenses to average net assets would have been 2.99% for the period ended January 31, 2007.

(2)	Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratio would have been 0.75% for the period ended January 31, 2007.

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST

	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JANUARY 31, 2007 (UNAUDITED)
Net assets (in millions)	$4
Total return	0.64	%*
Ratio of net investment income to average net assets (annualized)	0.79%
Ratio of expenses to average net assets (annualized)	1.50	%(1)(2)
Portfolio turnover rate	13	%*

*	Not annualized.
(1)

Reflects an expense reimbursement and fee waiver by the Manager of 5.17% for the period ended January 31, 2007. Had the Manager not waived its fee, the ratio of expenses to average net assets would have been 6.67% for the period ended January 31, 2007.

(2)	Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratio would have been 0.76% for the period ended January 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

DOMINI EUROPEAN SOCIAL EQUITY TRUST

DOMINI PACASIA SOCIAL EQUITY TRUST

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2007 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Trust (formerly Domini Social Index Portfolio) was organized as a trust under the laws of the State of New York on June 7, 1989 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Domini Social Trust consists of four separate series: Domini Social Equity Trust, Domini European Social Equity Trust, Domini PacAsia Social Equity Trust and Domini EuroPacific Social Equity Trust (each a “Trust” and collectively the “Trusts”). The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Trusts. Each Trust seeks to provide its shareholders with long-term total return.

The Domini Social Equity Trust was designated as a series of the Domini Social Trust on June 7, 1989, and began investment operations on June 3, 1991. The Trust invests primarily in stocks of U.S. companies that meet Domini’s social and environmental standards.

The Domini European Social Equity Trust was designated as a series of the Domini Social Trust on August 1, 2005, and commenced investment operations on October 3, 2005. The Trust invests primarily in stocks of European companies that meet Domini’s social and environmental standards.

The Domini PacAsia Social Equity Trust was designated as a series of the Domini Social Trust on August 1, 2006, and commenced investment operations on December 27, 2006. The Trust invests primarily in stocks of Asia-Pacific companies that meet Domini’s social and environmental standards.

The Domini EuroPacific Social Equity Trust was designated as a series of the Domini Social Trust on August 1, 2006, and commenced investment operations on December 27, 2006. The Trust invests primarily in stocks of European and Asia-Pacific companies that meet Domini’s social and environmental standards.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Trusts’ significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Trusts’ Board of Trustees.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trusts’ Manager or Submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

The Trusts do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair

Notes to Financial Statements	61

value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(C) Foreign Currency Contracts. When the Trusts purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date.

(D) Investment Transactions and Investment Income. Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.

(E) Federal Taxes. The Trusts will be treated as partnerships for U.S. federal income tax purposes and are therefore not subject to U.S. federal income tax. As such, investors in the Trusts will be taxed on their share of the applicable Trust’s ordinary income and capital gains. It is intended that the Trusts will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. Domini Social Investments LLC (Domini) is registered as an investment advisor under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Trusts. For its services under the Management Agreements, Domini receives from each Trust a fee accrued daily and paid monthly at the annual rate below of the respective Trusts’ average daily net assets before any fee waivers:

Domini Social Equity Trust	0.20% of the first $2 billion of net assets managed,
(prior to November 30, 2006)	0.19% of the next $500 million of net assets managed, and
0.18% of net assets managed in excess of $2.5 billion
Domini Social Equity Trust	0.30% of the first $2 billion of net assets managed,
(effective November 30, 2006)	0.29% of the next $1 billion of net assets managed, and
0.28% of net assets managed in excess of $3 billion
Domini European Social Equity Trust,	0.75% of the first $250 million of net assets managed,
Domini PacAsia Social Equity Trust, and	0.70% of the next $250 million of net assets managed, and
Domini EuroPacific Social Equity Trust	0.65% of net assets managed in excess of $500 million

(B) Submanager. Wellington Management Company, LLP (Wellington) provides investment submanagement services to the Trusts on a day-to-day basis pursuant to Submanagement Agreements with Domini. Domini pays Wellington from its management fees. Prior to November 30, 2006, SSgA Funds Management, Inc. provided these services to Domini Social Equity Trust.

62	Notes to Financial Statements

3. INVESTMENT TRANSACTIONS

For the period ended January 31, 2007, cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, were as follows:

	PURCHASES	SALES
Domini Social Equity Trust	$1,155,775,902	$1,386,728,695
Domini European Social Equity Trust	67,248,582	30,425,476
Domini PacAsia Social Equity Trust	10,992,085	23,367
Domini EuroPacific Social Equity Trust	4,208,310	263,729

Per the Trusts’ arrangement with Investors Bank & Trust (“IBT”), credits realized as a result of uninvested cash balances are used to reduce a portion of the Trusts’ expenses. For the period ended January 31, 2007, custody fees of the Trusts, under these arrangements, were reduced by $120,919, $37,148, $6,864 and $2,581 for the Domini Social Equity Trust, Domini European Social Equity Trust, Domini PacAsia Social Equity Trust and Domini EuroPacific Social Equity Trust, respectively.

Notes to Financial Statements	63

D OMINI SOCIAL EQUITY FUND

DOMINI EUROPEAN SOCIAL EQUITY FUND

DOMINI PACASIA SOCIAL EQUITY TRUST

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JANUARY 31, 2007 (UNAUDITED)

ASSETS:
Investment in Portfolio, at value
Receivable for capital shares
Total assets
LIABILITIES:
Payable for capital shares
Sponsorship/Management fee payable
Distribution fee payable
Other accrued expenses
Total liabilities
NET ASSETS
NET ASSETS CONSIST OF:
Paid-in capital
Undistributed net investment income (loss)
Accumulated net realized gain (loss) from Portfolio
Net unrealized appreciation (depreciation) from Portfolio
NET ASSETS
NET ASSET VALUE PER SHARE
Investor shares:
Net assets
Outstanding shares of beneficial interest
Net asset value and offering price per share*
Class R shares:
Net assets
Outstanding shares of beneficial interest
Net asset value and offering price per share*

______________

*	Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

	Domini Social Equity Fund	Domini European Social Equity Fund	Domini PacAsia Social Equity Fund	Domini EuroPacific Social Equity Fund
ASSETS:
Investment in Portfolio, at value	$1,188,010,039	$103,886,936	$11,163,781	$3,868,499
Receivable for capital shares	1,168,153	353,296	50,011	32,803
Total assets	1,189,178,192	104,240,232	11,213,792	3,901,302
LIABILITIES:
Payable for capital shares	3,923,830	18,370	2,508	—
Sponsorship/Management fee payable	451,231	21,435	2,019	733
Distribution fee payable	235,750	39,155	4	826
Other accrued expenses	116,609	55,197	4,942	969
Total liabilities	4,727,420	134,157	9,473	2,528
NET ASSETS	$1,184,450,772	$104,106,075	$11,204,319	$3,898,774
NET ASSETS CONSIST OF:
Paid-in capital	$1,032,803,661	$85,926,960	$11,161,297	$3,879,542
Undistributed net investment income (loss)	363,590	(197,671)	(13,993)	(227)
Accumulated net realized gain (loss) from Portfolio	(33,157,704)	2,136,214	(18,620)	(3,939)
Net unrealized appreciation (depreciation) from Portfolio	184,441,225	16,240,572	75,635	23,398
NET ASSETS	$1,184,450,772	$104,106,075	$11,204,319	$3,898,774
NET ASSET VALUE PER SHARE
Investor shares:
Net assets	$1,141,178,333	$104,106,075	$11,204,319	$3,898,774
Outstanding shares of beneficial interest	33,393,813	7,114,048	1,117,610	388,051
Net asset value and offering price per share*	$34.17	$14.63	$10.03	$10.05
Class R shares:
Net assets	$43,272,439
Outstanding shares of beneficial interest	3,345,090
Net asset value and offering price per share*	$12.94

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND

DOMINI EUROPEAN SOCIAL EQUITY FUND

DOMINI PACASIA SOCIAL EQUITY FUND

DOMINI EUROPACIFIC SOCIAL EQUITY FUND

STATEMENTS OF OPERATIONS

INCOME:
Investment income from Portfolio (net of foreign taxes $0, $30,862, $0 and $513, respectively)
Expenses from Portfolio
Net investment income (loss) from Portfolio
EXPENSES:
Sponsor/Management fee
Distribution fees - Investor shares
Transfer agent fees
Printing
Professional fees
Miscellaneous
Trustees fees
Registration Fees
Accounting fees
Total expenses
Fees waived
Net expenses
NET INVESTMENT INCOME (LOSS)
REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
NET REALIZED GAIN (LOSS) FROM PORTFOLIO:
Investments
Foreign Currency
Net realized gain (loss)
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM PORTFOLIO:
Investments
Translation of assets and liabilities in foreign currencies
Net change in unrealized appreciation (depreciation)
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS

	Domini Social Equity Fund	Domini European Social Equity Fund	Domini PacAsia Social Equity Fund	Domini EuroPacific Social Equity Fund
	FOR THE SIX MONTHS ENDED JANUARY 31, 2007 (UNAUDITED)	FOR THE SIX MONTHS ENDED JANUARY 31, 2007 (UNAUDITED)	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JANUARY 31, 2007 (UNAUDITED)	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JANUARY 31, 2007 (UNAUDITED)
INCOME:
Investment income from Portfolio (net of foreign taxes $0, $30,862, $0 and $513, respectively)	$10,533,786	$472,392	$49	$4,865
Expenses from Portfolio	(1,506,164)	(305,470)	(6,815)	(2,471)
Net investment income (loss) from Portfolio	9,027,622	166,922	(6,766)	2,394
EXPENSES:
Sponsor/Management fee	2,852,308	98,415	2,280	826
Distribution fees - Investor shares	1,417,467	98,415	2,280	826
Transfer agent fees	900,223	94,548	3,815	7,978
Printing	224,188	13,383	1,500	1,500
Professional fees	78,506	545	1,000	950
Miscellaneous	7,936	9,518	1,007	546
Trustees fees	31,385	1,239	—	—
Registration Fees	26,450	24,145	113	1,468
Accounting fees	12,598	6,479	1,164	1,164
Total expenses	5,551,061	346,687	13,159	15,258
Fees waived	(1,113,748)	(25,003)	(5,932)	(12,637)
Net expenses	4,437,313	321,684	7,227	2,621
NET INVESTMENT INCOME (LOSS)	4,590,309	(154,762)	(13,993)	(227)
REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
NET REALIZED GAIN (LOSS) FROM PORTFOLIO:
Investments	278,675,881	2,575,494	(40,425)	(12,564)
Foreign Currency	—	(35,785)	21,805	8,625
Net realized gain (loss)	278,675,881	2,539,709	(18,620)	(3,939)
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM PORTFOLIO:
Investments	(116,230,864)	12,578,417	76,030	23,860
Translation of assets and liabilities in foreign currencies	—	(4,487)	(395)	(462)
Net change in unrealized appreciation (depreciation)	(116,230,864)	12,573,930	75,635	23,398
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO	162,445,017	15,113,639	57,015	19,459
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$167,035,326	$14,958,877	$43,022	$19,232

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND

DOMINI EUROPEAN SOCIAL EQUITY FUND

DOMINI PACASIA SOCIAL EQUITY FUND

DOMINI EUROPACIFIC SOCIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Domini Social Equity Fund
	SIX MONTHS ENDED JANUARY 31, 2007 (UNAUDITED)	YEAR ENDED JULY 31, 2006
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$4,590,309	$9,301,237
Net realized gain (loss) from Portfolio	278,675,881	(31,706,488)
Net change in unrealized appreciation (depreciation) from Portfolio	(116,230,864)	32,607,374
Net Increase (Decrease) in Net Assets Resulting from Operations	167,035,326	10,202,123
DISTRIBUTIONS AND/OR DIVIDENDS:
Dividends to shareholders from net investment income:
Investor shares	(4,890,772)	(8,688,804)
Class R shares	(275,773)	(450,837)
Distributions to shareholders from net realized gain:
Investor shares	—	—
Class R shares	—	—
Net Decrease in Net Assets from Distributions and/or Dividends	(5,166,545)	(9,139,641)
CAPITAL SHARE TRANSACTIONS:
Investor Shares:
Proceeds from sale of shares	51,569,768	119,920,657
Net asset value of shares issued in reinvestment of distributions and dividends	4,669,952	8,306,089
Redemption fees	10,851	28,060
Payments for shares redeemed	(162,930,587)	(307,233,912)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(106,680,016)	$(178,979,106)

	Domini European Social Equity Fund		Domini PacAsia Social Equity Fund	Domini EuroPacific Social Equity Fund
	SIX MONTHS ENDED JANUARY 31, 2007 (UNAUDITED)	FOR THE PERIOD OCTOBER 3, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2006	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JANUARY 31, 2007 (UNAUDITED)	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JANUARY 31, 2007 (UNAUDITED)
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$(154,762)	$767,394	$(13,993)	$(227)
Net realized gain (loss) from Portfolio	2,539,709	1,562,562	(18,620)	(3,939)
Net change in unrealized appreciation (depreciation) from Portfolio	12,573,930	3,666,642	75,635	23,398
Net Increase (Decrease) in Net Assets Resulting from Operations	14,958,877	5,996,598	43,022	19,232
DISTRIBUTIONS AND/OR DIVIDENDS:
Dividends to shareholders from net investment income:
Investor shares	—	(801,320)	—	—
Class R shares	—	—	—	—
Distributions to shareholders from net realized gain:
Investor shares	(1,977,345)	—	—	—
Class R shares	—	—	—	—
Net Decrease in Net Assets from Distributions and/or Dividends	(1,977,345)	(801,320)	—	—
CAPITAL SHARE TRANSACTIONS:
Investor Shares:
Proceeds from sale of shares	36,976,050	50,870,995	11,181,454	3,885,259
Net asset value of shares issued in reinvestment of distributions and dividends	1,799,297	459,720	—	—
Redemption fees	7,728	3,551	228	—
Payments for shares redeemed	(3,082,474)	(1,105,602)	(20,385)	(5,717)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	$35,700,601	$50,228,664	$11,161,297	$3,879,542

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

	Domini Social Equity Fund
	SIX MONTHS ENDED JANUARY 31, 2007 (UNAUDITED)	YEAR ENDED JULY 31, 2006
Class R Shares:
Proceeds from sale of shares	$4,666,025	$21,274,147
Net asset value of shares issued in reinvestment of distributions and dividends	275,709	450,734
Redemption fees	709	4,865
Payments for shares redeemed	(13,033,903)	(36,793,735)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,091,460)	(15,063,989)
Total Decrease (Increase) in Capital Share Transactions	(114,771,476)	(194,043,095)
Total Increase (Decrease) in Net Assets	47,097,305	(192,980,613)
NET ASSETS:
Beginning of period	1,137,353,467	1,330,334,080
End of period	$1,184,450,772	$1,137,353,467
Undistributed net investment income (loss)	$363,591	$939,826
CAPITAL SHARE TRANSACTIONS IN SHARES:
Investor Shares:
Sold	1,592,801	3,988,472
Issued in reinvestment of distributions and/or dividends	140,020	276,338
Redeemed	(5,082,821)	(10,242,766)
Net Decrease/Increase	(3,350,000)	(5,977,956)
Class R Shares:
Sold	382,360	1,855,343
Issued in reinvestment of distributions and/or dividends	21,847	39,680
Redeemed	(1,046,653)	(3,209,549)
Net Decrease	(642,446)	(1,314,526)

	Domini European Social Equity Fund		Domini PacAsia Social Equity Fund	Domini EuroPacific Social Equity Fund
	SIX MONTHS ENDED JANUARY 31, 2007 (UNAUDITED)	FOR THE PERIOD OCTOBER 3, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2006	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JANUARY 31, 2007 (UNAUDITED)	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JANUARY 31, 2007 (UNAUDITED)
Class R Shares:
Proceeds from sale of shares	$—	$—	$—	$—
Net asset value of shares issued in reinvestment of distributions and dividends	—	—	—	—
Redemption fees	—	—	—	—
Payments for shares redeemed	—	—	—	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	—	—	—	—
Total Decrease (Increase) in Capital Share Transactions	35,700,601	50,228,664	11,161,297	3,879,542
Total Increase (Decrease) in Net Assets	48,682,133	55,423,942	11,204,319	3,898,774
NET ASSETS:
Beginning of period	55,423,942	—	—	—
End of period	$104,106,075	$55,423,942	$11,204,319	$3,898,774
Undistributed net investment income (loss)	$(197,671)	$42,909	$(13,993)	$(227)
CAPITAL SHARE TRANSACTIONS IN SHARES:
Investor Shares:
Sold	2,706,347	4,561,506	1,119,651	388,620
Issued in reinvestment of distributions and/or dividends	126,259	39,631	—	—
Redeemed	(225,175)	(94,520)	(2,041)	(569)
Net Decrease/Increase	2,607,431	4,506,617	1,117,610	388,051
Class R Shares:
Sold	—	—	—	—
Issued in reinvestment of distributions and/or dividends	—	—	—	—
Redeemed	—	—	—	—
Net Decrease	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2007 (UNAUDITED)		YEAR ENDED JULY 31,
			2006		2005		2004		2003		2002
For a share outstanding for the period:
Net asset value, beginning of period	$29.73		$29.74		$27.18		$24.55		$22.19		$31.89
Income from investment operations:
Net investment income (loss)	0.13		0.23		0.34		0.15		0.14		0.08
Net realized and unrealized gain (loss) on investments	4.45		(0.02)		2.56		2.61		2.37		(6.96)
Total income from investment operations	4.58		0.21		2.90		2.76		2.51		(6.88)
Less dividends and distributions:
Dividends to shareholders from net investment income	(0.14)		(0.22)		(0.34)		(0.13)		(0.15)		(0.07)
Distributions to shareholders from net realized gain	—		—		—		—		—		(2.75)
Total distributions	(0.14)		(0.22)		(0.34)		(0.13)		(0.15)		(2.82)
Redemption fee proceeds**	—	*	—	*	—	*	—	*	—		—
Net asset value, end of period	$34.17		$29.73		$29.74		$27.18		$24.55		$22.19
Total return	15.42%		0.72%		10.68%		11.24%		11.36%		(23.26)%
Portfolio turnover†	82%		12%		9%		8%		8%		13%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$1,141		$1,092		$1,271		$1,261		$1,099		$969
Ratio of expenses to average net assets	1.02	%(1)	0.95	%(1)	0.95	%(1)	0.94	%(1)	0.92	%(1)	0.92	%(1)
Ratio of net investment income (loss) to average net assets	0.76%		0.74%		1.20%		0.55%		0.63%		0.32%

*	Amount represents less than 0.005 per share
**	Redemption fee instituted on December 1, 2003
†	For the Portfolio in which the Fund invests
(1)

Reflects a waiver of fees by the Manager of the Portfolio, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees, the ratio of expenses to average net assets would have been 1.22% for the six months ended January 31, 2007 and 1.14%, 1.13%, 1.16%, 1.26%, and 1.15%, for the years ended July 31, 2006, 2005, 2004, 2003, and 2002, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — CLASS R SHARES

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2007 (UNAUDITED)		YEAR ENDED JULY 31, 2006		YEAR ENDED JULY 31, 2005		FOR THE PERIOD NOVEMBER 28, 2003 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2004
For a share outstanding for the period:
Net asset value, beginning of period	$11.25		$11.25		$10.28		$10.00
Income from investment operations:
Net investment income (loss)	0.05		0.11		0.15		0.07
Net realized and unrealized gain (loss) on investments	1.71		0.01		0.98		0.35
Total income from investment operations	1.76		0.12		1.13		0.42
Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.07)		(0.12)		(0.16)		(0.14)
Redemption fee proceeds	—	*	—	*	—	*	—	*
Net asset value, end of period	$12.94		$11.25		$11.25		$10.28
Total return	15.67%		1.04%		11.04%		4.14	%**
Portfolio turnover†	82%		12%		9%		8%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$43		$45		$60		$34
Ratio of expenses to average net assets	0.70	%(1)	0.63	%(1)	0.62	%(1)	0.63	%(1)
Ratio of net investment income to average net assets	1.09%		1.07%		1.35%		0.79%

*	Amount represents less than 0.005 per share
**	Not annualized
†	For the Portfolio in which the Fund invests
(1)

Reflects a waiver of fees by the Manager of the Portfolio and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees, the ratio of expenses to average net assets would have been 0.89% for the six months ended January 31, 2007 and 0.78%, 0.74% and 0.86% for the years ended July 31, 2006, 2005 and 2004, respectively.

DOMINI EUROPEAN SOCIAL EQUITY FUND

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2007 (UNAUDITED)		FOR THE PERIOD OCTOBER 3, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2006
For a share outstanding for the period:
Net asset value, beginning of period	$12.30		$10.00
Income from investment operations:
Net investment income (loss)	0.29		0.19
Net realized and unrealized gain (loss) on investments	2.35		2.31
Total income from investment operations	2.64		2.50
Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.31)		(0.20)
Distributions to shareholders from net realized gain	—		—
Total distributions	(0.31)		(0.20)
Redemption fee proceeds	—	*	—	*
Net asset value, end of period	$14.63		$12.30
Total return	21.54%		25.11	%**
Portfolio turnover†	37%		69%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$104		$55
Ratio of expenses to average net assets	1.59	%(1)	1.59	%(1)
Ratio of net investment income (loss) to average net assets	(0.39)%		3.11%

*	Amount represents less than 0.005 per share.
**	Not annualized
†	For the Portfolio in which the Fund invests
(1)

Reflects a waiver of fees by the Manager of the Portfolio and the Manager and Distributor of the Fund. Had the Manager and the Distributor not waived their fees, the ratio of expenses to average net assets would have been 1.74% for the six months ended January 31, 2007 and 1.87%, for the period ended July 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI PACASIA SOCIAL EQUITY FUND

FINANCIAL HIGHLIGHTS

	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JANUARY 31, 2007 (UNAUDITED)
For a share outstanding for the period:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)	(0.01)
Net realized and unrealized gain (loss) on investments	0.04
Total income from investment operations	0.03
Less dividends and/or distributions:
Dividends to shareholders from net investment income	—
Distributions to shareholders from net realized gain	—
Total distributions	—
Redemption fee proceeds	—	*
Net asset value, end of period	$10.03
Total return	0.30	%**
Portfolio turnover†	0.4%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$11
Ratio of expenses to average net assets	1.54	%(1)
Ratio of net investment income (loss) to average net assets	(1.53)%

*	Amount represents less than 0.005 per share.
**	Not annualized
†	For the Portfolio in which the Fund invests
(1)

Reflects a waiver of fees by the Manager of the Portfolio and the Manager and Distributor of the Fund. Had the Manager and the Distributor not waived their fees, the ratio of expenses to average net assets would have been 3.67% for the period ended January 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI EUROPACIFIC SOCIAL EQUITY FUND

FINANCIAL HIGHLIGHTS

	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JANUARY 31, 2007 (UNAUDITED)
For a share outstanding for the period:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)	—
Net realized and unrealized gain (loss) on investments	0.05
Total income from investment operations	0.05
Less dividends and/or distributions:
Dividends to shareholders from net investment income	—
Distributions to shareholders from net realized gain	—
Total distributions	—
Redemption fee proceeds	—
Net asset value, end of period	$10.05
Total return	0.50	%**
Portfolio turnover†	13%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$4
Ratio of expenses to average net assets	1.54	%(1)
Ratio of net investment income (loss) to average net assets	(0.07	) %

*	Amount represents less than 0.005 per share.
**	Not annualized
†	For the Portfolio in which the Fund invests
(1)

Reflects a waiver of fees by the Manager of the Portfolio and the Manager and Distributor of the Fund. Had the Manager and the Distributor not waived their fees, the ratio of expenses to average net assets would have been 10.54% for the period ended January 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND

DOMINI EUROPEAN SOCIAL EQUITY FUND

DOMINI PACASIA SOCIAL EQUITY FUND

DOMINI EUROPACIFIC SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2007 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust comprises five separate series: Domini Social Equity Fund, Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, Domini EuroPacific Social Equity Fund, and Domini Social Bond Fund (each the “Fund,” collectively the “Funds”). The financial statements of the Domini Social Bond Fund are included elsewhere in this report. Each Fund invests substantially all of its assets in the Domini Social Equity Trust, Domini European Social Equity Trust, Domini PacAsia Social Equity Trust, and Domini EuroPacific Social Equity Trust, respectively (the “Portfolios”). The Portfolios are diversified, open-end management investment companies having the same investment objectives as the respective Funds. The Portfolios are each a series of Domini Social Trust (formerly Domini Social Index Portfolio). The values of such investments reflect the Funds’ proportionate interest in the net assets of the Portfolios (approximately 86.1% of Domini Social Equity Trust, 93.6% of Domini European Social Equity Trust, 98.4% of Domini PacAsia Social Equity Trust, and 95.1% of Domini EuroPacific Social Equity Trust, respectively, at January 31, 2007). The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Funds’ significant accounting policies.

(A) Valuation of Investments. Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

(B) Investment Income and Dividends to Shareholders. The Funds earn income daily, net of Portfolio expenses, on their investments in the

Portfolios. Dividends to shareholders are usually declared and paid semi-annually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(C) Federal Taxes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

(D) Other. All net investment income and realized and unrealized gains and losses of the Portfolios are allocated pro rata on a daily basis among the Funds and the other investors in the Portfolios.

(E) Redemption Fees. Redemptions and exchanges of Fund shares held less than 60 days may be subject to the Funds’ redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and are recorded as an adjustment to paid in capital.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. The Portfolios have retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by and fees paid to Domini under the Management Agreements are discussed in Note 2(A) of the Portfolios’ Notes to Financial Statements, which are included elsewhere in this Report.

(B) Submanager. Wellington Management Company, LLP (Wellington) provides investment submanagement services to the Portfolios on a day-to-day basis pursuant to Submanagement Agreements with Domini.

78	Notes to Financial Statements

Prior to November 30, 2006, SSgA Funds Management, Inc. was the submanager for the Domini Social Equity Trust.

(C) Sponsor/Manager. Pursuant to a Sponsorship Agreement (with respect to the Domini Social Equity Fund) and a Management Agreement (with respect to the Domini European Social Equity Fund, Domini PacAsia Social Equity Fund and Domini EuroPacific Social Equity Fund), Domini provides the Funds with the administrative personnel and services necessary to operate the Funds. In addition to general administrative services and facilities for the Funds similar to those provided by Domini to the Portfolios under the Management Agreements, Domini answers questions from the general public and the media regarding the securities holdings of the Portfolios. For these services and facilities, Domini receives fees accrued daily and paid monthly from the Funds at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Social Equity Fund	0.45% of the first $2 billion of net assets managed
0.44% of the next $1 billion of net assets managed, and
0.43% of net assets managed in excess of $3 billion
Domini European Social Equity Fund	0.25% of the first $250 million of net assets managed,
Domini PacAsia Social Equity Fund, and	0.24% of the next $250 million of net assets managed, and
Domini EuroPacific Social Equity Fund	0.23% of net assets managed in excess of $500 million

Effective November 30, 2006, Domini has reduced its fees and reimbursed expenses to the extent necessary to keep the aggregate annual operating expenses of the Domini Social Equity Fund at no greater than 1.15% of the average daily net assets representing Investor Shares and 0.85% of the average daily net assets representing Class R shares. For the period prior to November 30, 2006, Domini capped aggregate annual operating expenses at 0.95% and 0.63% for Investor and Class R shares, respectively. Since the inception of the Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini EuroPacific Social Equity Fund, Domini has reduced its fee and reimbursed expenses to the extent necessary to keep the aggregate annual operating expenses of the Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini EuroPacific Social Equity Fund at no greater than 1.60% of each Fund’s average daily net assets. The waivers currently in effect are contractual and in effect until November 30, 2007, absent an earlier modification by the Board of Trustees, which oversees the Funds. For the period ended January 31, 2007, Domini waived fees and reimbursed expenses as follows:

	FEES WAIVED	EXPENSES REIMBURSED
Domini Social Equity Fund	$899,476	$—
Domini European Social Equity Fund	—	—
Domini PacAsia Social Equity Fund	2,280	1,376
Domini EuroPacific Social Equity Fund	826	11,811

Notes to Financial Statements      79

(D) Distributor. The Board of Trustees of the Funds has adopted a Distribution Plan with respect to the Funds’ Investor shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Funds in connection with the offering of Investor shares of the Funds pursuant to a Distribution Agreement. Under the Distribution Plan, the Funds pay expenses incurred in connection with the sale of Investor shares and pay DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares. For the period ended January 31, 2007, fees waived were $214,272, $25,003, $2,276, and $— for the Domini Social Equity Fund, Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini EuroPacific Social Equity Fund, respectively.

3. INVESTMENT TRANSACTIONS

For the period ended January 31, 2007, additions and reductions in the Funds’ investment in the Portfolios were as follows:

	ADDITIONS	REDUCTIONS
Domini Social Equity Fund	$56,065,449	$178,272,962
Domini European Social Equity Fund	36,792,910	3,519,688
Domini PacAsia Social Equity Fund	11,131,671	18,139
Domini EuroPacific Social Equity Fund	3,852,456	5,809

80	Notes to Financial Statements

DOMINI SOCIAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

JANUARY 31, 2007 (UNAUDITED)

ASSETS:
Investments at value (cost $69,472,465)	$68,576,945
Receivable for securities sold	1,239,604
Interest receivable	662,676
Receivable for capital shares	66,166
Total assets	70,545,391
LIABILITIES:
Payable for securities purchased	2,007,075
Payable for capital shares	212,896
Management fee payable	37,566
Other accrued expenses	16,190
Dividend payable	13,179
Total liabilities	2,286,906
NET ASSETS	$68,258,485
NET ASSETS CONSIST OF:
Paid-in capital	69,559,424
Accumulated net realized loss from investments	(405,419)
Net unrealized depreciation from investments	(895,520)
$68,258,485
NET ASSET VALUE PER SHARE
Investor shares
Net asset value and offering price per share* ($68,258,485 ÷ 6,396,404 outstanding shares of beneficial interest)	$10.67

______________

*	Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JANUARY 31, 2007 (UNAUDITED)

INCOME:
Interest income	$1,643,035
EXPENSES:
Management fee	134,524
Administrative fee	84,078
Distribution fees	84,078
Transfer agent fees	106,120
Accounting and custody fees	33,076
Printing	22,156
Professional fees	9,739
Registration	11,255
Miscellaneous	1,130
Trustees fees	1,116
Total Expenses	487,272
Fees waived	(167,859)
Net Expenses	319,413
NET INVESTMENT INCOME	1,323,622
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain (loss) on investments	(121,975)
Net change in unrealized appreciation (depreciation) on investments	587,545
Net realized and unrealized gain (loss) from investments	465,570
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,789,192

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED JANUARY 31, 2007 (UNAUDITED)	YEAR ENDED JULY 31, 2006
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$1,323,622	$2,441,061
Net realized gain (loss) on investments	(121,975)	(118,912)
Net change in unrealized appreciation (depreciation) on investments	587,545	(1,666,258)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,789,192	655,891
DISTRIBUTIONS AND DIVIDENDS:
Dividends to shareholders from net investment income	(1,323,622)	(2,441,353)
Distributions to shareholders from net realized gain	—	—
Net Decrease in Net Assets from Distributions and Dividends	(1,323,622)	(2,441,353)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	7,200,247	14,102,624
Net asset value of shares issued in reinvestment of distributions and dividends	1,245,086	2,299,009
Redemption fee	450	1,867
Payment for shares redeemed	(5,957,424)	(13,322,139)
Net Increase in Net Assets from Capital Share Transactions	2,488,359	3,081,361
Total Increase (Decrease) in Net Assets	2,953,929	1,295,899
NET ASSETS:
Beginning of period	65,304,556	64,008,657
End of period (including undistributed net investment income of $0 and $0, respectively)	$68,258,485	$65,304,556
CAPITAL SHARE TRANSACTIONS IN SHARES:
Investor Shares:
Sold	672,137	1,315,796
Issued in reinvestment of distributions and/or dividends	115,990	214,836
Redeemed	(556,805)	(1,246,013)
Net Increase (Decrease)	231,322	284,619

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2007 (UNAUDITED)		YEAR ENDED JULY 31,
			2006		2005		2004		2003		2002
For a share outstanding for the period:
Net asset value, beginning of period	$10.59		$10.88		$10.91		$10.97		$11.03		$10.78
Income from investment operations:
Net investment income (loss)	0.21		0.40		0.38		0.36		0.40		0.48
Net realized and unrealized gain (loss) on investments	0.08		(0.29)		(0.03)		(0.03)		(0.03)		0.34
Total income from investment operations	0.29		0.11		0.35		0.33		0.37		0.82
Less dividends and distributions:
Dividends to shareholders from net investment income	(0.21)		(0.40)		(0.38)		(0.36)		(0.40)		(0.48)
Distributions to shareholders from net realized gain	—		—		—		(0.03)		(0.03)		(0.09)
Total dividends and distributions	(0.21)		(0.40)		(0.38)		(0.39)		(0.43)		(0.57)
Redemption fee proceeds*	—	**	—	**	—	**	—	**	—		—
Net asset value, end of period	$10.67		$10.59		$10.88		$10.91		$10.97		$11.03
Total return	2.77%		1.06%		3.25%		3.02%		3.33%		7.85%
Portfolio turnover	14%		34%		25%		46%		24%		71%
Ratios/supplemental data (annualized):
Net assets, end of period (000s)	$68,258		$65,305		$64,009		$59,288		$47,853		$32,018
Ratio of expenses to average net assets	0.95	%(1)	0.95	%(1)	0.95	%(1)	0.95	%(1)	0.95	%(1)	0.95	%(1)
Ratio of net investment income to average net assets	3.94%		3.76%		3.48%		3.27%		3.56%		4.40%

*	Redemption fee instituted on December 1, 2003.
**	Amount represents less than $0.005 per share.
(1)

Reflects a waiver of fees by the Manager due to a contractual fee waiver. Had the Manager not waived its fees, the ratio of expenses to average net assets would have been 1.45% for the six months ended January 31, 2007 and 1.32%, 1.47%, 1.64%, 1.71%, and 1.85%, for the years ended July 31, 2006, 2005, 2004, 2003, and 2002, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2007 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Domini Social Bond Fund is a series of the Domini Social Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that meet the Fund’s social and environmental standards. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund.

Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

(B) Repurchase Agreements. The Fund may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that collateral, represented by securities (primarily U.S. government agency securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by another party to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(C) Investment Income and Dividends to Shareholders. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(D) Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

(E) Redemption Fees.  Redemptions and exchanges of Fund shares held less than 60 days may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and are recorded as an adjustment to paid in capital.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Administrator. The Fund has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.40% of the Fund’s

86	Notes to Financial Statements

average daily net assets. For its services under the Administration Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund’s average daily net assets. For the period from November 30, 2006, until November 30, 2007, Domini is waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.95% of the average daily net assets representing Investor shares. A similar fee waiver arrangement was in effect in prior periods for the Fund’s Investor shares. For the period ended January 31, 2007, Domini waived fees totaling $83,781.

(B) Submanager. Seix Advisors (Seix), the fixed-income division of Trusco Capital Management, Inc., provides investment submanagement services to the Fund on a day-to-day basis pursuant to a Submanagement Agreement with Domini.

(C) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan with respect to the Fund’s Investor shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Fund in connection with the offering of Investor shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Investor shares and pays DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the Fund’s average daily net assets representing the Investor shares. For the period ended January 31, 2007, fees waived totaled $84,078.

3. INVESTMENT TRANSACTIONS

For the period ended January 31, 2007, cost of purchases and proceeds from sales of investments, other than short-term obligations, aggregated $15,395,116 and $8,456,847, respectively.

Notes to Financial Statements	87

BOARD OF TRUSTEES ’ CONSIDERATION OF MANAGEMENT AND SUBMANAGEMENT AGREEMENTS

Domini Social Investments LLC (“Domini”) manages the assets of the Domini Social Equity Trust pursuant to a management agreement with the Domini Social Trust.

Domini manages the assets of the Domini European Social Equity Trust, Domini PacAsia Social Equity Trust, and Domini EuroPacific Social Equity Trust pursuant to a management agreement with the Domini Social Trust.

Domini has entered into separate submanagement agreements with Wellington Management Company LLP (“Wellington Management”) for the Equity Trust, European Trust, PacAsia Trust, and EuroPacific Trust, each a series of the Domini Social Trust.

Domini manages the assets of the Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini EuroPacific Social Equity Fund, pursuant to a management agreement with the Domini Social Investment Trust.

Domini manages the assets of the Domini Social Bond Fund, a series of the Domini Social Investment Trust, pursuant to a management agreement and has entered into a submanagement agreement with respect to the Bond Fund, as amended, with Seix Advisors.

Domini manages the assets of the Domini European Social Equity Portfolio, Domini PacAsia Social Equity Portfolio, and Domini EuroPacific Social Equity Portfolio, pursuant to a management agreement with the Domini Advisor Trust.

Each of the European Social Equity Fund and the European Social Equity Portfolio invests substantially all of its assets in the European Social Equity Trust. Each of the PacAsia Social Equity Fund and the PacAsia Social Equity Portfolio invests substantially all of its assets in the PacAsia Social Equity Trust. Each of the EuroPacific Social Equity Fund and the EuroPacific Social Equity Portfolio invests substantially all of its assets in the EuroPacific Social Equity Trust. Each of the European Social Equity Fund, European Social Equity Portfolio, and European Social Equity Trust is referred to as a “European Fund.” Each of the PacAsia Social Equity Fund, PacAsia Social Equity Portfolio, and PacAsia Social Equity Trust is referred to as a “PacAsia Fund.” Each of the EuroPacific Social Equity Fund, EuroPacific Social Equity Portfolio, and EuroPacific Social Equity Trust is referred to as a “EuroPacific Fund.” The PacAsia Funds and the EuroPacific Funds are referred to as the “Foreign Funds.”

A discussion of the Board of Trustees’, including all of the independent Trustees’, considerations and determinations with respect to the management and submanagement agreements for the Equity Trust and

Bond Fund is included in its Annual Report for the period ended July 31, 2006. A discussion of the Board of Trustees’, including all of the independent Trustees’, considerations and determinations with respect to the management and submanagement agreements for the European Funds is included in its Semi-Annual Report for the period ended January 31, 2006.

At a meeting held on July 28, 2006, the Trustees approved (i) the management agreements with Domini with respect to the PacAsia Funds and the EuroPacific Funds, and (ii) the submanagement agreements with Wellington Management for the PacAsia Social Equity Trust and the EuroPacific Social Equity Trust. At a meeting held on October 27, 2006, the Trustees approved an amendment to the management agreement with Domini for the European Social Equity Trust that added breakpoints to the management fee schedule.

In connection with the agreements for the Foreign Funds, the Trustees reviewed extensive information provided by Domini and Wellington Management, primarily elicited through questionnaires regarding, among other things: the nature and quality of services provided; legal, regulatory, and compliance matters; the fees to be paid to Domini; the fees to be paid by Domini to Wellington Management; comparable fees paid by other funds; and certain other information.

In reaching their determination to approve the agreements for the Foreign Funds, the Trustees considered a variety of factors they believed relevant and balanced a number of considerations. The Trustees did not identify any particular information or factor that was all-important or controlling. The primary factors considered and the conclusions reached are described below.

PACASIA FUNDS

In reviewing the agreements with respect to the PacAsia Funds, the Trustees considered that Domini would be the manager for each of the PacAsia Funds and that Wellington Management would be the submanager for the PacAsia Social Equity Trust.

Nature, Quality, and Extent of Services Provided. The Trustees considered the terms of the management agreements for the PacAsia Funds and noted that pursuant to the management agreements, Domini, subject to the direction of the Board, will be responsible for providing advice and guidance with respect to each PacAsia Fund and for managing the investment of the assets of the PacAsia Social Equity Trust, which it will do by engaging and overseeing the activities of Wellington Management. They considered that under the management agreements, Domini would be responsible for applying social and environmental standards to a universe of securities.

The Trustees considered the scope and quality of the services to be provided by Domini and Wellington Management under the management and submanagement agreements, such as the provision of the day-to-day portfolio management of the PacAsia Social Equity Trust, including making purchases and sales of socially screened portfolio securities consistent with the Trust’s investment objective and policies. They considered the professional experience, tenure, and qualifications of each of the portfolio management teams proposed and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community. They considered the quality of the administrative services Domini provided to the other Domini Funds. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. After requesting and reviewing such information as they deemed necessary and after meetings conducted by the independent Trustees without management being present, the Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel.

Investment Results. The Trustees reviewed information provided to them by Domini regarding the investment returns of the European Funds since inception and for the 6-month period ended June 30, 2006. They considered the performance of the MSCI Europe Index for the same period and noted that the PacAsia Social Equity Trust would use a similar investment approach as the European Social Equity Trust. The Trustees reviewed information regarding the performance of Wellington Management’s international quantitative equity model for the 1-year period ended June 30, 2006, and since inception. They compared those returns to the returns of the MSCI EAFE Index, and other relevant benchmarks for the same periods. Taking into account the differences between the investment objectives and strategies of the PacAsia Funds from those of the European Funds and international quantitative equity model, the Trustees concluded the performance of the European Funds and the quantitative model were acceptable when compared to the relevant benchmarks.

Fees and Other Expenses. The Trustees considered the management and submanagement fees to be paid to Domini and Wellington Management with respect to the PacAsia Funds. The Trustees considered the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives. The Trustees considered that Domini (and not the PacAsia Social Equity Trust) will pay Wellington Management from its advisory fee. The Trustees considered that the subadvisory fees Wellington Management would receive with respect to the PacAsia Social Equity Trust were within the general range of the fees it receives with respect to the management of the assets of its other clients. After reviewing the expected total expense ratios of each of the PacAsia Funds and those of similar funds, taking into account the agreed-upon fee waivers, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the compensation proposed to be paid, the Trustees concluded that the proposed management and submanagement fees with respect to the PacAsia Funds were satisfactory.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the expected costs to be borne by and estimated profitability of Domini with respect to the services to be provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees concluded that they were satisfied that Domini’s expected level of profitability with respect to the management agreements related to the PacAsia Funds was reasonable in view of the nature, quality, and extent of services to be provided.

The Trustees did not, however, receive information regarding the estimated costs to Wellington Management of the services proposed to be provided by it to the PacAsia Social Equity Trust or the estimated profits that may be realized by Wellington Management from its submanagement relationship with such Trust. The Trustees considered that it would be difficult for Wellington Management to estimate such costs and profits given that Wellington Management had not yet provided submanagement services to the Trust. The Trustees also noted that it would be appropriate to request and review such information when they considered the continuation of the submanagement agreement.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini as assets grew and the extent to which economies of scale were reflected in the proposed fee schedules. The Trustees noted that fee schedules containing breakpoints were proposed for the management agreements, and also considered the fee waivers proposed by Domini. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the management agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates could be expected to receive in connection with the management and submanagement agreements. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Domini Funds. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and sales charges were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including Wellington’s use of soft dollars. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with the Domini Funds. The Trustees concluded that the benefits expected to be received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the management and submanagement agreements.

EUROPACIFIC FUNDS

In reviewing the management and submanagement agreements for the EuroPacific Funds, the Trustees considered that Domini would be the manager for the EuroPacific Funds and that Wellington Management would be the submanager for the EuroPacific Social Equity Trust.

The EuroPacific Funds are a party to the same management agreements as the PacAsia Funds. Additionally, the terms of the submanagement agreement with Wellington Management for the EuroPacific Social Equity Trust are the same as the submanagement agreement with Wellington Management for the PacAsia Social Equity Trust. For a discussion regarding the Nature, Quality, and Extent of Services Provided, Fees and Other Expenses, Costs of Services Provided and Profitability, Investment Results, Economies of Scale, and Other Benefits considered by the Board and the Board’s conclusions in connection with the management and submanagement agreements for the EuroPacific Funds, please see “PacAsia Funds” above.

EUROPEAN TRUST

In considering an amendment to the management agreement for the European Social Equity Trust, the Trustees noted that the only proposed change to the management agreement was to add breakpoints to the fee schedule for the Trust. The Trustees considered that Domini would continue to pay Wellington Management from its advisory fee and that Domini’s expense cap would continue. The Trustees concluded that breakpoints were an effective way to share economies of scale with the holders of beneficial interests in the European Social Equity Trust and that this was a positive factor in support of the proposed amendment.

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PROXY VOTING INFORMATION

The Domini Funds have established Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities. The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/shareholder-advocacy/Proxy-Voting/index.htm, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

DOMINI FUNDS

P.O. Box 9785

Providence, RI 02940-9785

1-800-582-6757

www.domini.com

Investment Manager and Sponsor:

Domini Social Investments LLC

536 Broadway, 7th Floor

New York, NY 10012

Investment Submanagers:

Domini Social Equity Trust

Domini European Social Equity Trust

Domini PacAsia Social Equity Trust

Domini EuroPacific Social Equity Trust

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

Domini Social Bond Fund

Seix Advisors

10 Mountain View Road, Suite C-200

Upper Saddle River, NJ 07458

Distributor:

DSIL Investment Services LLC

536 Broadway, 7th Floor

New York, NY 10012

1-800-762-6814

Transfer Agent:

PFPC Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian:

Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Independent Registered Public Accounting Firm:

KPMG LLP

99 High Street

Boston, MA 02110

Legal Counsel:

Bingham McCutchen LLP

150 Federal Street

Boston, MA 02110

Item 2.

Code of Ethics.

(a)

Not applicable to a semi-annual report.

(c)

Not applicable.

(d)

Not applicable.

Item 3.

Audit Committee Financial Expert.

Not applicable to a semi-annual report.

Item 4.

Principal Accountant Fees and Services.

Not applicable to a semi-annual report.

Item 5.

Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.

Schedule of Investments.

The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.

Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.

Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

Within 90 days prior to the filing of this report on Form N-CSR, Amy L. Domini, the registrant’s President and Principal Executive Officer, and Carole M. Laible, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness.  Based on their evaluation, Ms. Domini and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)

Not applicable to a semi-annual report.

(a)(2)

Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3)

Not applicable to the registrant.

(b)

A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI SOCIAL INVESTMENT TRUST

By: /s/ Amy L. Domini

Amy L. Domini

President

Date: April 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Amy L. Domini

Amy L. Domini

President (Principal Executive Officer)

Date: April 5, 2007

By: /s/ Carole M. Laible

Carole M. Laible

Treasurer (Principal Financial Officer)

Date: April 5, 2007